UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05617

SCM Trust

(Exact name of registrant as specified in charter)

1875 Lawrence Street, Suite 300

Denver, CO 80202-1805

(Address of principal executive offices) (Zip code)

Stephen C. Rogers

1875 Lawrence Street, Suite 300

Denver, CO 80202-1805

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 955-9988.

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

ITEM 1. REPORTS TO STOCKHOLDERS

ANNUAL REPORT

December 31, 2019

Shelton BDC Income Fund

Shelton Real Estate Income Fund

Shelton International Select Equity Fund

Shelton Tactical Credit Fund

Beginning on May 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.sheltoncap.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 800-955-9988 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.sheltoncap.com.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of beneficial interest of The SCM Trust which contains information about the management fee and other costs. Investments in shares of The SCM Trust are neither insured nor guaranteed by the U.S. Government.

Table of Contents	December 31, 2019

Historical Performance and Manager’s Discussion	2
About Your Fund’s Expenses	12
Top Holdings and Sector Breakdown	14
Portfolio of Investments	16
Statements of Assets and Liabilities	22
Statements of Operations	23
Statements of Changes in Net Assets	24
Statement of Cash Flows	28
Financial Highlights	29
Notes to Financial Statements	37
Report of Independent Registered Public Accounting Firm	44
Additional Information	45
Board of Trustees and Executive Officers	46

Historical Performance and Manager’s Discussion (Unaudited)	December 31, 2019

Shelton BDC Income Fund (Portfolio Manager: William Mock)

The Shelton BDC Income Fund (the “Fund”, sym: LOANX/LOAIX) focuses its investments in securities of Business Development Companies (“BDCs”) including common stock, preferred stock, convertible bonds and other debt. Under normal market conditions, at least 80% of the Fund’s net assets will be invested in BDC related securities. The Fund’s investment objective is to provide a high level of income with the potential for capital appreciation.

For the one-year period ending December 31, 2019, the Fund’s Investor Class provided a 25.31% total return to shareholders, while the Fund’s Institutional Class provided a 25.32% total return to shareholders. The Fund’s benchmark, the Wells Fargo BDC Index (sym: WFBDC), returned 27.34% for the same period. At period-end, 100% of the Fund’s investments were in U.S. domiciled securities. The breakdown of the portfolio was 95.40% listed BDCs, 3.39% Specialty Finance & Asset Management, and 1.21% cash.

BDCs joined the broader credit and equity markets by starting the year with a strong reversal of the Q4 2018 selloff. Bouncing back from a nearly 12% loss in the Q4 2018, BDCs started 2019 with the Fund up over 13% through February. The rally continued at a slower pace, with the Fund up another 2.58% through April. Fears of a deteriorating economic conditions due to rising rates and continuing trade tensions resulted in the Fund participating in a broader market selloff, returning -3.61% in May. With the Federal Reserve switching from a hawkish to a dovish stance, the Fed ultimately cutting the Fed Funds rate rate three times in 2019, the BDC rally resumed adding another 11.88% over the last 7 months of 2019. Fundamentals were mixed, with concern about rising interest rates and the impact of a trade war on the middle market companies who receive BDC financing and some BDCs reporting lower earnings and cutting dividends as others remained stable or grew income and increased dividends

Shelton Capital Management remains optimistic about long term performance of the industry and the Fund. Shelton Capital Management pays particular attention to management teams in selecting BDC investments, targeting those teams that have most successfully managed past credit downturns and demonstrated the ability to generate attractive rates of return through their portfolio of loans/investments throughout business cycles.

The removal of the current Acquired Fund Fees and Expenses (AFFE) disclosure requirement remains widely anticipated by industry participants. The SEC’s current requirement, passed in January 2007, requires a fund-of-funds’ prospectus to include the operating expenses of the underlying funds and has had the unintended consequence of making BDCs ineligible for indices such as the Russell 2000. A potential overturn of the current rule may be a large technical positive and expand institutional ownership of BDCs upon their inclusion in the major indices. It is hoped by industry participants that the current disclosure requirement will be eliminated as part of a Fund of Funds Rule revision the SEC is currently undertaking.

We thank you for your investment and the confidence you have placed in the Shelton BDC Income Fund.

Historical Performance (Expressed in U.S. Dollars) (Unaudited)	December 31, 2019

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. Current performance may be lower or higher than the performance data cited. For more recent performance information, visit our website at www.sheltoncap.com. Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

INSTITUTIONAL SHARES

Average Annual Total Returns
for years ended 12/31/19

Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception
Shelton BDC Income Fund	25.32%	6.82%	N/A	5.50%
Wells Fargo BDC Index	27.34%	7.27%	N/A	5.50%

INVESTOR SHARES

Average Annual Total Returns
for years ended 12/31/19

Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception
Shelton BDC Income Fund	25.31%	6.84%	N/A	5.52%
Wells Fargo BDC Index	27.34%	7.27%	N/A	5.50%

Historical Performance and Manager’s Discussion (Unaudited)	December 31, 2019

Shelton Real Estate Income Fund (Portfolio Manager: William Mock)

The Shelton Real Estate Income Fund (“The Fund”, sym: RENTX/RENIX) focuses its investments in real estate securities, including securities issued by real estate investment trusts (REITs). Under normal market conditions, at least 80% of its net assets will be invested in income producing real estate common equity, preferred equity and debt securities. The Fund’s investment objective is to provide a high level of income with the potential for capital appreciation.

For the one-year period ending December 31, 2019, the Fund’s Investor Class provided a 27.20% total return to shareholders, the Fund’s Institutional Class provided a 27.61% total return to shareholders, and the benchmark S&P U.S. REIT Total Return Index returned 24.44%. During the same time, the bond market (as defined by the Bloomberg/Barclays US Aggregate Bond Index) produced an 8.72% total return. The Fund had near full exposure to the U.S. stock market as of December 31, 2019, with a cash position at year-end of 1.35%.

REITs had a strong start to the year along with most equities as the Fed hinted at a more dovish outlook and risk appetite returned after the steep pullback in Q4 2018. This was reflected over the course of the first quarter of 2019 with the 10-year Treasury yield heading steadily downwards from 2.68% at 12/31/2018 down to 2.41% by 3/31/2019. The combination of risk-on sentiment yet declining Treasury yields set up an ideal secular backdrop for REITs with investors embracing both US equities in general and the relative absolute yield offered by REITs.

After a very strong first quarter rally with REITs outpacing the S&P 500, inflated valuations in the space were called into question in the second quarter as new uncertainty around a trade war with China emerged. Following a broader equity sell-off in May, the Fed confirmed its policy stance pivot, signaling it would indeed cut interest rates, and thus providing near-term support to risk assets.

The summer was marked by mixed developments in the ongoing trade disputes and strong demand for US Treasuries amid growing amounts of global negative interest rate debt. The REIT rally regained steam in September as the 10-year marked its lowest rate since June 2016 at 1.46% on September 3rd. After the strongest 9 month start to a year for REITs since 2000 (RENTX +26.8% total return through 9/30/2019), REITs ended the year with a modest pullback. The Fund posted a negative return in November (RENTX -0.91%) but outperformed a slight loss in the benchmark with positive results in December (RENTX +0.92%).

The strongest performing sectors in 2019 were Manufactured Housing, Industrial, Single Family Rentals, and Data Centers. The worst performing sectors were Malls and Outlets (the only sector with a negative return), Lodging, and Self Storage. The Fund outperforming the index for the year can be largely attributed to overweight positions in data centers and manufactured homes and an underweight position in malls.

We continue to believe in the long-term secular trends supporting data center and tower operators including the proliferation of cloud computing and the advent of 5G networking. On the other hand, we continue to see major challenges ahead for malls and shopping centers with the developing Amazon effect.

With markets currently pricing in a Fed Funds rate cut in 2020, strong employment, and modest GDP growth, we believe there is still room for REITs to continue to perform strongly on a risk-adjusted basis.

The Fund continues to take a long-term approach, focusing on investing in the very best managers in the space with long-term track records of operational excellency and shareholder friendly behavior. Additionally, the Fund continues to seek significant current income while reducing volatility versus the index where possible.

Thank you for your investment in the Shelton Real Estate Income Fund.

Historical Performance (Expressed in U.S. Dollars) (Unaudited)	December 31, 2019

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. Current performance may be lower or higher than the performance data cited. For more recent performance information, visit our website at www.sheltoncap.com. Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

INSTITUTIONAL SHARES

Average Annual Total Returns
for years ended 12/31/19

Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
Shelton Real Estate Income Fund	27.61%	6.55%	N/A	7.86%
S&P US REIT Index	24.44%	6.79%	N/A	8.34%

INVESTOR SHARES

Average Annual Total Returns
for years ended 12/31/19

Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception
Shelton Real Estate Income Fund	27.20%	6.34%	N/A	7.64%
S&P US REIT Index	24.44%	6.79%	N/A	8.34%

Historical Performance and Manager’s Discussion (Unaudited)	December 31, 2019

Shelton International Select Equities Fund (Portfolio Manager: Andrew Manton)

Since 2009, the Portfolio Management team has been investing using rigorous, bottom-up, fundamental stock selection to deliver attractive risk-adjusted returns for our investors.

For the Shelton International Select Equity Fund (“The Fund”, sym: SISLX/SISEX ) our investment philosophy is centered around the concept of the competitive corporate life cycle. Our framework establishes a level global playing field from which to assess a company’s ability to create value for shareholders. We recognize that companies evolve over time, and that the risks they face and the opportunities they capitalize on will differ at the various stages of their development. We directly measure this relationship between a company’s competitive opportunities and challenges, its economic performance, and its valuation in the equity market as it travels along the corporate life cycle. And, in doing so, we believe we have established a solid framework from which to generate more consistent excess returns for our investors over time.

Market Overview

For international equity investors, the twelve-month period ending December 31, 2019 saw equities rally throughout the year, with the benchmark MSCI All Country World Ex-US index returning 21.51%. Though economic data, particularly out of Europe and China, continued to sour, the easing campaigns undertaken by central banks around the world continued to drive yield-hungry investors into equities.

As was the case in 2018, the US-China trade friction was the source of much of the year’s market moving news. From the beginning of the year, US trade negotiators and their Chinese counterparts found themselves inching closer towards a deal. Any news of progress, however, was usually met by Chinese reluctance to agree to enforcement mechanism, commit to agricultural commitments or guarantee equal operating rights to US companies in China. Despite intermittent threats from President Trump to raise tariffs, the US and China agreed to a breakthrough ‘Phase 1’ deal covering agricultural purchases, intellectual property rights, technology transfer and access to the Chinese financial system for American institutions. No timeline has been set for ‘Phase 2’ negotiations.

Economic data released from China during the year showed signs of a resilient economy struggling to keep pace with robust growth targets. Third Quarter GDP growth slowed to 6.0%, the weakest quarterly number in twenty-seven years, and the default rate for private companies reached 4.9%, up from under 1% in 2014. Meanwhile, industrial output and retail sales regained strength during the second half of the year. Perhaps the most notable headlines out of Greater China in 2019 concerned the steadfast democratic protests in Hong Kong. The protests have had a devastating impact on Hong Kong’s economy due to declines in visitor arrivals and retail sales. Chief Executive Carrie Lam has shown little appetite for giving into protestors’ key demands, which begs the question of how long the protests will continue.

Across the Atlantic, the UK is finally poised to leave the EU on January 31, 2020, as newly elected Prime Minister Boris Johnson’s Withdrawal Agreement Bill was approved by Parliament. Assuming European Parliament signs off on the agreement, the UK will enter a transition period until December 31, 2020 as it negotiates a new free trade deal with the EU. Despite an uptick in manufacturing activity at the end of the year, Germany’s economic data continues to forecast a bleak outlook and France’s Composite Purchasing Manufacturing Index barely remains in expansion territory. Not helping France’s economic picture was the resumption of the Yellow Vest protests motivated by rising fuel prices and social injustice.

Elsewhere in Europe, outgoing president Mario Draghi warned of weaker growth momentum and a dismal inflation outlook as his tenure with the European Central Bank (ECB) came to an end. His replacement, former International Monetary Fund (IMF) chief Christine Lagarde, has confirmed she will continue the ECB’s $22.3 billion per month in asset purchases as she conducts her policy review in 2020. With the Eurozone economy in its deepest slump in six years and job creation in the region at a five year low, Lagarde will be under pressure from the beginning of her term.

Emerging markets finished higher for the year on the back of a stronger Fourth Quarter as the US and China reached a breakthrough on trade. Still, select countries such as Thailand, Indonesia and the Philippines struggled to lean on domestic growth as China continued to cool. Brazil was a bright spot throughout the year, as newly-elected president Jair Bolsonaro committed himself to delivering pension reform in an effort to curb his country’s massive public debt level. Though pension reforms were officially passed in October, it remains to be seen how quickly business confidence can be restored in a country in which growth has been persistently sluggish.

In terms of sector performance during the year, Technology finished 2019 as the best-performing sector. Consumer Discretionary was the next best, followed by Industrials, despite weaker new orders and mixed economic data. Energy also performed well, following oil prices higher during the Fourth Quarter amidst a breakthrough in US-China trade talks and commitments from OPEC and Russia to continue production cuts. Utilities and Real Estate lagged as low rates, optimism towards a breakthrough in US-China relations and resilient economic data kept investors in equity markets.

Performance Review

The Fund returned 22.53% (Institutional class–no load), 22.25% (Investor class–no load) for the year ending December 31, 2019, outperforming the Fund’s benchmark, the MSCI ACWI ex US Index, which returned 21.51% during this period.

Shelton International Selection Equity Fund Top Contributors and Detractors:

Largest Contributors	Total Return (%)	Contribution (%)
ASML Holding NV	91.75	1.45
MTU Aero Engines AG	60.03	0.92
Adidas AG	58.09	0.91
Taiwan Semiconductor Manufacturing	57.85	0.71
Bancolombia SA	48.07	0.62

Largest Detractors	Total Return (%)	Contribution (%)
Wirecard AG	-7.10	-0.26
Thales SA	-8.92	-0.90
Nokia Oyj	-26.14	-1.13
Bangkok Bank	-13.47	-1.46
Ambu A/S	-29.81	-1.70

Historical Performance and Manager’s Discussion (Unaudited) (Continued)	December 31, 2019

We are happy to report the portfolio outperformed across major regions such as Europe and Japan in 2019. The top country-specific contributors to outperformance were The Netherlands, Germany and Japan, with tactical stock selection boosting performance in Hong Kong. The portfolio underperformed across major regions including Asia Pacific ex-Japan, North America, the United Kingdom and Middle East and Northern Africa (MENA). Lastly, the Fund contributed positively in Latin America.

Overall, the portfolio delivered sector-based outperformance across Materials, Industrials, Consumer Staples, Financials, Communication Services, Consumer Discretionary, Energy, Technology, Utilities and Real Estate. Outperformance in Materials and Industrials was generated by superior stock selection, and served as the largest positive contributor to returns. Relative gains in Industrials, Consumer Staples, Financials, Communication Services, Consumer Discretionary, Energy, Technology, Utilities and Real Estate also added to performance. Finally, Healthcare detracted from the Fund’s performance. Underperformance in Healthcare was the result of stock-specific volatility during Second Quarter.

As always, the Shelton International Select Equity strategy seeks to deliver its excess returns over time through superior stock selection. Amongst the top performers over the course of the year was ASML Holding NV. Based in The Netherlands, ASML is the world’s leading provider of semiconductor lithography equipment. Most significantly, ASML operates with limited competition and is currently the only supplier of extreme ultraviolet lithography (EUV) machines required to pattern the next generation of semiconductors. Another top contributor was MTU Aero Engines AG, a German provider of aerospace maintenance services, spare parts and select engine components. Not only has MTU benefitted from expanding capacity at its maintenance facilities, particularly in China, but it has also benefitted from an uptick in demand for spare parts as the 737 Max’s grounding has forced older fleet members to remain in service. Additionally, we expect MTU to continue to benefit from stable air traffic trends and GTF engine shipments to Airbus returning to profitability. Lastly, German apparel and footwear retailer Adidas AG saw sales momentum continue in the US, China and the e-commerce channel, while Europe returned to growth as the restructuring of the region’s sales force began to yield positive contributions. Though supply chain complications hurt margins as demand in the US commercial segment outpaced managements’ expectations, such issues are likely in the past and should allow the company to expand profits over the coming years. The upcoming Euro 2020 soccer tournament also provides Adidas with an opportunity to increase brand exposure and capitalize on limited edition product launches.

Finnish telecommunications equipment company Nokia Oyj underperformed the overall portfolio and detracted from performance as it faced higher-than-expected costs during the latter half of the year and fell behind on new 5G equipment deployments. Though the company lowered margin expectations for 2020 and temporarily halted dividends, Nokia’s focus on accelerating its 5G product development, its growing backlog and end-to-end network offering place the company in strong position as 5G network rollouts accelerate. Another significant detractor was Ambu A/S, the world’s leading provider of single-use endoscopes. Ambu’s dismissal of its CEO took the market by surprise and triggered a sharp decline in the company’s share price part-way through the year. Furthermore, its new CEO materially lowered financial guidance for the rest of 2019. As the company’s new commercialization strategy takes hold and healthcare governing bodies around the world continue to sound the alarm on infections caused by contaminated, reusable endoscopes, Ambu is well-positioned to take share in a market that will grow to 90 million procedures in 2020. Lastly, Thai lender Bangkok Bank lagged the market as Thailand’s economy continued to deal with the impact of US-China trade frictions and a strong currency. Despite economic uncertainty, the bank expects loan growth to recover in 2020 and diversified exposure to Southeast Asian markets provides a buffer against slowing domestic growth.

We thank you for your investment in the Fund and for your continued support of our firm.

Historical Performance (Expressed in U.S. Dollars) (Unaudited)	December 31, 2019

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. Current performance may be lower or higher than the performance data cited. For more recent performance information, visit our website at www.sheltoncap.com. Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

INSTITUTIONAL SHARES

Average Annual Total Returns
for years ended 12/31/19

Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception
Shelton International Select Equity Fund	22.53%	N/A	N/A	11.20%
MSCI ACWI Index (US)	21.51%	N/A	N/A	9.22%

INVESTOR SHARES

Average Annual Total Returns
for years ended 12/31/19

Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception
Shelton International Select Equity Fund	22.25%	N/A	N/A	10.94%
MSCI ACWI Index (US)	21.51%	N/A	N/A	9.22%

Historical Performance and Manager’s Discussion (Unaudited)	December 31, 2019

Shelton Tactical Credit Fund (Portfolio Managers: Guy Benstead, David Falk, William Mock and Jeffrey Rosenkranz)

Performance

During the reported calendar year, December 31, 2018 through December 31, 2019, the Fund returned 3.80% for Institutional Share (DEBIX) and 3.43% for Investor Share (DEBTX). The Fund had strong positive contribution to return from long positions in municipal bonds with modest positive contributions from long positions in certain corporate bonds and cash equivalent securities. Short positions in corporate bonds and US Governments securities, which are used for hedging and idiosyncratic, opportunistic alpha purposes, detracted from overall Fund performance. During the period total return for the benchmark Bloomberg Barclays US Aggregate Total Return Index was 8.72%.

For the two month period ended December 31, 2019 (November 1, 2019 to December 31, 2019), the Fund returned 0.60% for Institutional Shares vs. its benchmark which returned 0.75% for the period and 0.43% for the Investor Shares vs. its benchmark which returned 0.75%. For additional information about this two month period, please see “Fund Changes” below.

Market Observations and Outlook

The calendar year period was marked by extreme volatility in the credit markets, defined by significant weakness in risk assets in late 2018 and early 2019, followed by strong recovery in risk assets over most of the following months. After a strong recovery in risk assets from through May, portfolio decisions were implemented to reduce Fund net exposure to risk assets. During this period late May-June, the Federal Reserve confirmed its policy stance pivot, and explicitly signaled it would ease rates in order to support markets and stimulate economic activity. The Fed’s decision to pivot policy focus was partly based on emerging signs of economic weakness and concerns that threats of trade wars would significantly reduce global economic activity. What ensued was an unusual mix of market responses, with a rally in risk-on assets, ie common stocks and credit, rallying on the expectation that the Fed stimulus would protected on the downside (ie the “Powell Put”), and a rally in risk-off assets, ie US Treasuries, in response to lower short term rates and pressure from growing amounts of global negative interest rates. As a result, both stock and bond markets ended the period with strong total returns, and most strategies that hedge risks and/or focused on relative value lagged market benchmarks. We would expect that these conditions will not continue, and relative value performance will normalize in the coming months and into 2020.

Reviewing recent changes of U.S. 10-year Treasury yields, S&P 500 equity values, and the VIX Index, two primary observations jump out. First the markets were faced with high level of market volatility, with the S&P and bond yields declining and VIX elevated most of the year. Second, late in the year witnessed a return to traditional expected correlations among markets, with interest rates and stock prices rising along with volatility declining. It may be too early to predict a return to “normal” markets but observing commonly expected hedging outcomes is an encouraging sign. We expect that markets will continue to be impacted by several factors, including global central bank intervention, steepening yield curves, negative yielding global bonds, along with non-economic factors like the U.S. impeachment inquiry, protests in Hong Kong, and electoral politics.

The Fed is Back (on Hold)?

The Federal Reserve lowered rates at its October meeting, which followed similar moves twice during the third quarter, confirming that the Fed’s policy bias has shifted from tightening to easing. The Fed’s target rate for federal funds now stands at 1.50% - 1.75%, and Fed Funds futures markets are predicting no further cuts until possibly late 2020. Now that the Fed has signaled pause, yields have stalled and have actually begun heading higher. The upward pressure on rates is a result of both technical and fundamental factors. Technically, with the Fed Funds rate projected on hold, absent near-term recession fears, there is little reason for long-term rates to decline further, which would severely invert the yield curve. Fundamentally, a continued stock market rally, easing trade tensions, continued strong employment and consumer spending data, and bottoming out of business capital spending all point to stable economic conditions at worst, and the possibility of above trend growth in 2020. Recent projections of an impending global recession are fading into the background.

Even when the Fed Funds target was close to 0% in 2016, the lowest 10-year yields traded were around 1.5%, and the yield curve was positively sloped by 150-200 basis points (bps). This yield spread currently stands at around 35 bps, significantly steeper than the inverted 65 basis point trough reached earlier this year, but still well below what one might call “normal”. If the Fed Funds remains flat for the next year, and the economy continues to stabilize or improve, a return to normal yield environment could result in higher long-term rates and a steeper yield curve. While the bond markets delivered stellar returns in 2019, a lot of these returns could be at risk in a higher rate, steeper curve scenario.

The Fed has signaled that it will continue its stance that it will adjust policy when and if data shows that the economy is either growing or slowing ahead of expectations. We also know that Chairman Powell is presiding over a Federal Reserve that has policy sensitivity to market inputs. In other words, a “Powell Put” is in place to support the markets, not just in response to economic fundamentals. The Fed has stated it will not follow any “pre-determined” path for rates; instead it’s policy directives will be subject to economic data and financial market developments. Based on commentary from Chairman Powell the Fed will also adopt a “symmetric” view towards inflation targeting. (Note the European Central Bank (ECB), under new President Christine Legarde, has said it will take a similar “symmetric” approach to inflation policy.) More simply, if the Fed’s inflation target is 2%, it will create policy directives that allow for inflation to be “on average 2%” over some un-determined period of time. Since inflation has been predominantly below 2% for the last 10+ years, can we assume that the Fed will keep policy unchanged even if inflations accelerates to above 2% for the next 10+ years? How much tolerance will the bond market have for a Fed that stands complacent in the face of rising, or accelerating inflation dynamics?

We have been running rate hedges and overall gross exposure lower than normal levels for most of the year and that as rates and risk markets have diverged, as we have anticipated that either rates will move higher or risk premiums will improve, which will provide an opportune re-entry point. We believe we have reached this re-entry point as rates have begun to move higher and selective risk markets have become attractively priced.

Credit Market Commentary

Credit spreads across Investment Grade and most High Yield corporates continue to be at or near cycle tights. We continue to focus on out-of-favor or undervalued B and CCC credits with a clear process and catalyst to drive total returns, and have begun to add risk in these sectors based on what we see at a strong relative value opportunity, while we continue to be underweight BBB and BB credits where we see downside from cyclical or structural changes that present asymmetric risks.

Trading for much of the year was turbulent and defined by speculation around U.S.-China trade talks, with high yield corporates ultimately ending slightly

Historical Performance and Manager’s Discussion (Unaudited) (Continued)	December 31, 2019

positive on the month. As prospects for a phase one trade deal between the U.S. and China appeared to improve, November brought about the heaviest month of high yield issuance since September 2017. The bifurcation in high yield continued however, with Double B and Single B bonds providing moderately positive returns while CCC bond returns were negative. Notably, the High Yield Energy Sector marked its 5th straight month of declines. In the second half of December, high yield corporates rallied across the board, with CCCs making up some of their risk-adjusted underperformance for the year as investors looked ahead to 2020 and digested moderating geopolitical risks and some encouraging macro data.

We believe the dispersion in quality stems from fears including the age of the credit cycle, election uncertainty, and stretched historical valuations. While we acknowledge these factors, we believe this sets up for a credit pickers market and that “diamonds in the rough” can be found if one is willing to do the name-by-name credit work.

U.S. High Yield Bond and Loan default rates are up to 2.9% and 2.2% from 1.8% and 1.5% respectively at year end 2018, according to JP Morgan. As the headwind from global trade diminishes, we see little reason to expect much of a pickup in these rates for the near future. The heavy pace of refinancing in recent years has left balance sheets in a solid position and a supportive Fed/economic backdrop should allow capital markets to remain open.

Municipal Market Commentary

The municipal bond market performed well throughout 2019, supported by the fundamental drop in benchmark U.S. Treasury yields through the year and continued impact from changes to the tax code altering the supply of municipal bonds. Under the Federal 2017 tax legislation municipal bond issuers were limited in their ability to refinance their debt on a tax-exempt basis. Taxable bonds remained an option to advance refund tax-exempt bonds for debt service savings, but such issues were relatively limited --- that is, until the summer of 2019 when interest rates fell, and the economics of taxable refunding transactions began to work for issuers. The issuance of taxable municipal bonds accelerated and was up almost double compared 2018. While we are seeing this growth in taxable municipal issuance, we also have experienced 52 weeks of consecutive inflows into tax-exempt municipal bonds funds. This combination of (1) taxable bonds replacing a significant amount of what might otherwise be tax-exempt bonds in the new issue market and (2) robust investor demand has been a constructive factor for tax-exempt municipal bond performance. Even as U.S. Treasury yields have fallen across the curve in 2019, municipal bonds have rallied even more with the ratio of AAA municipal bond yields to U.S. Treasury yields falling over both the calendar year and 4th quarter across the curve.

In the municipal market we are maintaining a diversified portfolio in multiple sectors including transportation, health care and project finance. Our focus remains on revenue bonds and we continue to avoid sectors with perceived political risk or execution risk. We continue to follow net supply and fund flows closely for clues to market technicals, and opportunities to add on weakness.

Economic Observations

On the economic front, mixed signals abound. U.S./China trade tensions dominated the quarterly economic dialogue. We expect the politics of trade disputes to continue throughout the rest of the coming year and ongoing uncertainty around the prospects of a phase-2 China trade deal being struck before the 2020 Presidential election next November. Despite the challenges of predicting the outcome and impact of ongoing trade tensions, U.S. payrolls have continued to show jobs growth, albeit at a more uncertain pace. Job creation rose strongly in the fourth quarter; non-farm payrolls rose an average of 205,000 per month, which was a strong improvement vs the third quarter average of 160,000, highlighted by a 266,000 initial read for November. The upcoming payroll numbers for December are projected to show a gain of 168,000. The Unemployment Rate dropped to a cyclical low 3.5% in the fourth quarter and is expected to remain at 3.5% into the first quarter 2020.

Average hourly earnings have steadily improved, averaging 0.3% per month in 2019, and are expected to continue to grow at a steady pace in 2020. The labor force participation rate has also remained steady at 63.2%. Third quarter GDP came in at 2.1%, significantly lower than second quarter 4.6%, but mostly ahead of early projections. Many concerns about a slowdown over the coming quarters, based mainly on trade uncertainty, no-deal Brexit risks, and general global unrest in Hong Kong and the Middle East, have begun to subside, and a certain degree of optimism is returning. While volatility declined throughout the equities and fixed income markets during the fourth quarter, we would expect the first quarter 2020 volatility will again be elevated.

Fund Changes

In January 2019, Shelton Capital Management completed an asset purchase agreement and acquired substantially all the assets of Cedar Ridge Partners LLC. Subsequent to this transaction one of the Fund’s portfolio managers, John Harnish, left the firm and four new portfolio managers, Guy Benstead, Jeffrey Rosenkranz, David Falk and Alan Hart were added to the Fund. Alan Hart retired in April 2019. In June 2019, Cedar Ridge Unconstrained Credit Fund was merged into Shelton Tactical Credit Fund. The Fund merger accrued several benefits to shareholders. As a result of the Fund merger, Shelton Tactical Credit Fund’s net assets grew to approximately $100mm as of the merger date, the Fund’s expense limitation agreement was extended to June 1, 2021 and the total annual operating expenses (excluding certain compliance costs, extraordinary expenses such as litigation or merger and reorganization expenses, for example) were reduced by 3 basis points from 1.67% to 1.64%, the Fund’s long-term track record was extended to 5 1/2 years since the Cedar Ridge Unconstrained Credit Fund became the performance survivor, and the portfolio management team grew from 2 portfolio managers to 4 portfolio managers as of the fiscal year ended October 31, 2019. After the conclusion of the fiscal year at October 31, 2019, the fund changed the fiscal year end to December 31 to be in line with the rest of the funds in the SCM Trust. Finally, during the period the Fund has begun to use futures, primarily for hedging purposes. In our view, utilizing futures could be expected to reduce hedging costs and, as a result, the Fund’s expense ratios.

Thank you for your investment in Shelton Tactical Credit Fund.

Historical Performance (Expressed in U.S. Dollars) (Unaudited)	December 31, 2019

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. Current performance may be lower or higher than the performance data cited. For more recent performance information, visit our website at www.sheltoncap.com. Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

INSTITUTIONAL SHARES

Average Annual Total Returns
for years ended 12/31/19

Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception
Shelton Tactical Credit Fund	3.80%	2.57%	N/A	3.93%
Barclays US Aggregate Bond Index	8.72%	3.05%	N/A	3.47%

INVESTOR SHARES

Average Annual Total Returns
for years ended 12/31/19

Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception
Shelton Tactical Credit Fund	3.43%	2.30%	N/A	3.67%
Barclays US Aggregate Bond Index	8.72%	3.05%	N/A	3.47%

About Your Fund’s Expenses (Unaudited)	December 31, 2019

The Funds’ advisor, Shelton Capital Management (“Shelton Capital”), believes it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. Operating expenses, which are deducted from the Funds’ gross income, directly reduce the investment return of the Funds. The Funds’ expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.

Actual Expenses

The first line of the tables below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Funds do not charge any sales charges.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional cost, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

About Your Fund’s Expenses (Unaudited) (Continued)	December 31, 2019

	Beginning Account Value July 1, 2019 (in U.S. Dollars)	Ending Account Value December 31, 2019 (in U.S. Dollars)	Expenses Paid During Period* (in U.S. Dollars)	Net Annual Expense Ratio
BDC Income Fund
Institutional Shares
Based on Actual Fund Return	$ 1,000	$ 1,080	$ 6.69	1.28%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,044	$ 6.58	1.28%
Investor Shares
Based on Actual Fund Return	$ 1,000	$ 1,078	$ 8.00	1.53%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,042	$ 7.86	1.53%

Real Estate Income Fund
Institutional Shares
Based on Actual Fund Return	$ 1,000	$ 1,077	$ 6.18	1.18%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,044	$ 6.08	1.18%
Investor Shares
Based on Actual Fund Return	$ 1,000	$ 1,074	$ 7.48	1.43%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,043	$ 7.36	1.43%

International Select Equity Fund
Institutional Shares
Based on Actual Fund Return	$ 1,000	$ 1,049	$ 5.22	1.01%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,045	$ 5.21	1.01%
Investor Shares
Based on Actual Fund Return	$ 1,000	$ 1,046	$ 6.50	1.26%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,044	$ 6.49	1.26%

Tactical Credit Fund
Institutional Shares
Based on Actual Fund Return	$ 1,000	$ 985	$ 10.71	2.14%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,039	$ 11.00	2.14%
Investor Shares
Based on Actual Fund Return	$ 1,000	$ 980	$ 12.88	2.58%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,037	$ 13.25	2.58%

*	Expenses are equal to the Fund’s expense ratio annualized.

Top Holdings and Sector Breakdown (Unaudited)	December 31, 2019

Shelton BDC Income Fund

Security		Market Value (in U.S. Dollars)	Percentage of Total Investment
1	Ares Capital Corp	$844,118	13.3%
2	Owl Rock Capital Corp	653,880	10.3%
3	FS KKR Capital Corp	575,607	9.1%
4	Saratoga Investment Corp	522,000	8.3%
5	TPG Specialty Lending Inc	491,663	7.8%
6	TriplePoint Venture Growth BDC Corp	480,323	7.6%
7	Barings BDC Inc	397,836	6.3%
8	Main Street Capital Corp	396,612	6.3%
9	Apollo Investment Corp	394,177	6.2%
10	Oaktree Strategic Income Corp	364,152	5.8%

Shelton Real Estate Income Fund

Security		Market Value (in U.S. Dollars)	Percentage of Total Investment
1	Blackstone Mortgage Trust Inc	$513,227	9.0%
2	Crown Castle International Corp	407,971	7.2%
3	Alexandria Real Estate Equities Inc	394,255	7.0%
4	Sun Communities Inc	381,254	6.7%
5	Duke Realty Corp	311,161	5.5%
6	Equinix Inc	306,443	5.4%
7	Sunstone Hotel Investors Inc	276,312	4.9%
8	CubeSmart	276,080	4.9%
9	Brixmor Property Group Inc	271,638	4.8%
10	Host Hotels & Resorts Inc	242,263	4.3%

Top Holdings and Sector Breakdown (Unaudited) (Continued)	December 31, 2019

Shelton International Select Equity Fund

Security		Market Value (in U.S. Dollars)	Percentage of Total Investment
1	Taiwan Semiconductor Manufacturing Co Ltd	$2,538,389	4.4%
2	AIA Group Ltd	2,533,220	4.4%
3	ASML Holding NV	2,359,826	4.1%
4	DBS Group Holdings Ltd	2,191,230	3.8%
5	Bank Rakyat Indonesia Persero Tbk PT	2,190,745	3.8%
6	ITOCHU Corp	1,989,352	3.4%
7	CRH PLC	1,982,801	3.4%
8	Bangkok Bank PCL	1,942,515	3.3%
9	Element Fleet Management Corp	1,906,172	3.3%
10	Intertek Group PLC	1,850,509	3.2%

Shelton Tactical Credit Fund - Long Positions

Security		Market Value (in U.S. Dollars)	Percentage of Total Investment
1	California Pollution Control Financing Authority, 8.000%, 07/01/2039	$5,089,138	6.2%
2	Texas Private Activity Bond Surface Transportation Corp, 5.000%, 06/30/2058	3,903,152	4.8%
3	County of Clark NV, 1.730%, 07/01/2027	3,500,000	4.3%
4	New York Transportation Development Corp, 5.250%, 01/01/2050	3,416,580	4.2%
5	California Community Housing Agency, 5.000%, 08/01/2049	3,389,520	4.1%
6	County of Jefferson AL Sewer Revenue, 6.500%, 10/01/2053	2,982,250	3.6%
7	Rackspace Hosting Inc, 8.625%, 11/15/2024	2,932,500	3.6%
8	PetSmart Inc, 7.125%, 03/15/2023	2,817,500	3.4%
9	Consolidated Communications Inc, 6.500%, 10/01/2022	2,715,000	3.3%
10	Mississippi Development Bank, 6.875%, 12/01/2040	2,642,217	3.2%

Shelton Tactical Credit Fund - Short Positions

Security		Market Value (in U.S. Dollars)	Percentage of Total Investment
1	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp, 5.500%, 03/01/2025	$(3,049,500)	-3.7%
2	Navient Corp, 5.875%, 10/25/2024	(2,514,500)	-3.1%
3	INEOS Group Holdings SA, 5.625%, 08/01/2024	(2,054,000)	-2.5%
4	Carvana Co, 8.875%, 10/01/2023	(1,845,165)	-2.3%
5	Netflix Inc, 4.875%, 04/15/2028	(1,558,050)	-1.9%
6	RegionalCare Hospital Partners Holdings Inc / LifePoint Health Inc, 9.750%, 12/01/2026	(1,130,000)	-1.4%
7	Coty Inc, 6.500%, 04/15/2026	(1,052,500)	-1.3%
8	Delphi Technologies PLC, 5.000%, 10/01/2025	(925,000)	-1.1%
9	Apple Inc, 4.450%, 05/06/2044	(915,094)	-1.1%
10	Ford Motor Co, 4.750%, 01/15/2043	(888,774)	-1.1%

Shelton BDC Income Fund Portfolio of Investments (Expressed in U.S. Dollars) December 31, 2019

Security Description	Shares	Value
Common Stock (90.90%)

Financial (90.90%)
Diversified Financial Services (1.10%)
Newstar Financial Inc CVR(a)	100,410	$70,287

Investment Company (89.80%)
Apollo Investment Corp	22,576	394,177
Ares Capital Corp	45,261	844,118
Barings BDC Inc	38,700	397,836
BlackRock TCP Capital Corp	17,800	250,090
FS KKR Capital Corp	93,900	575,607
Goldman Sachs BDC Inc	7,780	165,558
Main Street Capital Corp	9,200	396,612
Medley Management Inc	49,500	146,520
New Mountain Finance Corp	18,000	247,320
Oaktree Strategic Income Corp	44,463	364,152
Owl Rock Capital Corp	36,550	653,880
Solar Capital Ltd	15,729	324,332
TPG Specialty Lending Inc	22,900	491,663
TriplePoint Venture Growth BDC Corp	33,778	480,323
		5,732,188

Total Common Stock (Cost $5,477,364)		5,802,475

Security Description	Shares	Value
Preferred Stock (8.18%)

Financial (8.18%)
Investment Company (8.18%)
Saratoga Investment Corp, 6.250% (Cost $495,000)	20,000	$522,000

Total Investments (Cost $5,972,364)(b) (99.08%)		$6,324,475
Other Net Assets (0.92%)		58,751
Net Assets (100.00%)		$6,383,226

(a)	Level 3 security fair valued under procedures established by the Board of Trustees, represents 1.10% of net assets. The total value of the fair value security is $70,287.

(b) Aggregate cost for federal income tax purpose is $6,040,539

At December 31, 2019, unrealized appreciation/(depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$472,721
Unrealized depreciation	(188,753)
Net unrealized appreciation	$283,968

See accompanying notes to financial statements.

Shelton Real Estate Income Fund Portfolio of Investments (Expressed in U.S. Dollars) December 31, 2019

Security Description	Shares	Value
Common Stock (97.27%)

Financial (97.27%)
REITS- Diversified (1.23%)
Liberty Property Trust	1,180	$70,859

REITS- Health Care (3.19%)
Healthcare Trust of America Inc	6,056	183,376

REIT- Hotel & Resort (9.02%)
Host Hotels & Resorts Inc	13,060	242,263
Sunstone Hotel Investors Inc	19,850	276,312
		518,575
REIT- Industrial (5.41%)
Duke Realty Corp	8,975	311,161

REIT-Mortgage (14.93%)
Apollo Commercial Real Estate Finance Inc	10,507	192,173
Blackstone Mortgage Trust Inc	13,789	513,227
Starwood Property Trust Inc	6,156	153,038
		858,438
REIT-Office (10.84%)
Alexandria Real Estate Equities Inc	2,440	394,255
Corporate Office Properties Trust	3,500	102,830
Vornado Realty Trust	1,900	126,350
		623,435
REIT-Residential (13.72%)
American Homes 4 Rent	2,178	57,085
AvalonBay Communities Inc	843	176,777
Equity Residential	2,140	173,169
Sun Communities Inc	2,540	381,254
		788,285
REIT-Retail (10.30%)
Brixmor Property Group Inc	12,570	271,638
Retail Value Inc	297	10,930
Simon Property Group Inc	1,045	155,663
SITE Centers Corp	10,974	153,855
		592,086

Security Description	Shares	Value
REIT-Specialized (28.64%)
American Tower Corp	600	$137,892
CoreSite Realty Corp	1,520	170,422
Crown Castle International Corp	2,870	407,971
CubeSmart	8,770	276,080
Digital Realty Trust Inc	1,100	131,714
EPR Properties	3,051	215,523
Equinix Inc	525	306,443
		1,646,045

Total Common Stock (Cost $4,632,470)		5,592,260

Preferred Stock (1.38%)

Financial (1.38%)
REIT-Retail (1.38%)
Cedar Realty Trust Inc, 7.250% (Cost $72,889)	3,171	79,529

Total Investments (Cost $4,705,359)(a) (98.65%)		$5,671,789
Other Net Assets (1.35%)		77,629
Net Assets (100.00%)		$5,749,418

*	Non-income producing security.

(a)	Aggregate cost for federal income tax purpose is $4,710,883

At December 31, 2019, unrealized appreciation/(depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$1,051,616
Unrealized depreciation	(90,710)
Net unrealized appreciation	$960,906

See accompanying notes to financial statements.

Shelton International Select Equity Fund Portfolio of Investments (Expressed in U.S. Dollars) December 31, 2019

Security Description	Shares	Value
Common Stock (95.48%)

Belgium (2.64%)
KBC Group NV	21,280	$1,601,850

Canada (7.56%)
CAE Inc	65,490	1,736,299
Constellation Software Inc	981	954,076
Element Fleet Management Corp	222,888	1,906,172

Total Canada		4,596,547

China (4.07%)
Alibaba Group Holding Ltd*	4,775	1,012,778
Ping An Insurance Group Co of China Ltd	123,600	1,460,967

Total China		2,473,745

Colombia (2.90%)
Bancolombia SA	32,270	1,768,073

Denmark (1.32%)
Ambu A/S	47,730	800,877

Finland (2.16%)
Nokia Oyj	354,418	1,314,891

France (13.21%)
BNP Paribas SA	22,498	1,334,170
L’Oreal SA	5,109	1,514,002
Safran SA	8,550	1,321,080
Thales SA	13,260	1,377,101
TOTAL SA	20,071	1,108,462
Valeo SA	38,900	1,371,526

Total France		8,026,341

Germany (6.97%)
adidas AG	4,305	1,400,420
Beiersdorf AG	11,730	1,404,253
MTU Aero Engines AG	5,010	1,431,801

Total Germany		4,236,474

Great Britain (5.29%)
Intertek Group PLC	23,870	1,850,509
Unilever NV	23,736	1,363,871

Total Great Britain		3,214,380

Hong Kong (6.91%)
Techtronic Industries Co Ltd	204,500	1,667,904
AIA Group Ltd	241,300	2,533,220

Total Hong Kong		4,201,124

Security Description	Shares	Value
Indonesia (3.60%)
Bank Rakyat Indonesia Persero Tbk PT	6,912,050	$2,190,745

Ireland (3.26%)
CRH PLC	49,521	1,982,801

Japan (11.03%)
ITOCHU Corp	85,300	1,989,352
Komatsu Ltd	41,100	999,183
Santen Pharmaceutical Co Ltd	59,500	1,142,093
Daikin Industries Ltd	8,800	1,251,070
Nomura Research Institute Ltd	61,400	1,320,940

Total Japan		6,702,638

Netherlands (3.88%)
ASML Holding NV	7,974	2,359,826

Norway (2.78%)
Aker BP ASA	51,506	1,688,087

Singapore (3.61%)
DBS Group Holdings Ltd	113,850	2,191,230

Switzerland (6.92%)
Givaudan SA	472	1,477,391
Nestle SA	14,424	1,561,542
dormakaba Holding AG	1,621	1,159,232

Total Switzerland		4,198,165

Taiwan (4.18%)
Taiwan Semiconductor Manufacturing Co Ltd	43,690	2,538,389

Thailand (3.19%)
Bangkok Bank PCL	364,800	1,942,515

Total Common Stock (Cost $49,195,927)		58,028,698

United States Treasury Bills (5.43%)
0%, 1/21/20 (cost $3,297,222)	3,300,000	3,297,440

Total Investments (Cost $52,493,149)(a) (100.91%)		$61,326,138
Liabilities in Excess of Other Assets (-0.91%)		(554,754)
Net Assets (100.00%)		$60,771,384

*	Non-income producing security.

(a)	Aggregate cost for federal income tax purpose is $53,287,569

At December 31, 2019, unrealized appreciation/(depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$8,633,398
Unrealized depreciation	(594,829)
Net unrealized appreciation	$8,038,569

See accompanying notes to financial statements.

Shelton Tactical Credit Fund Portfolio of Investments (Expressed in U.S. Dollars) December 31, 2019

Security Description/ Long Positions	Shares	Value
Common Stock (95.48%)

Energy (0.03%)
Amplify Energy Corp*	264	$1,745
CHC Group LLC*,(a),(b)	6,978	27,912
Total Energy		29,657

Utilities (0.02%)
Vistra Energy Corp - Right(a)	17,126	17,126

Total Common Stock (Cost $404,233)		46,783

	Par Value
Corporate Debt (40.99%)

Basic Materials (1.03%)
Ferroglobe PLC / Globe Specialty Metals Inc, 9.375%, 03/01/2022 (144A)(c)	$1,500,000	930,000

Communications (5.06%)
Consolidated Communications Inc, 6.500%, 10/01/2022(c)	3,000,000	2,715,000
Lee Enterprises Inc, 9.500%, 03/15/2022 (144A)(c)	2,000,000	1,860,000

Total Communications		4,575,000

Consumer, Cyclical (9.07%)
JC Penney Corp Inc, 5.875%, 07/01/2023 (144A)(c)	2,750,000	2,358,125
PetSmart Inc, 7.125%, 03/15/2023(c)	2,875,000	2,817,500
Rite Aid Corp, 6.125%, 04/01/2023 (144A)(c)	2,750,000	2,530,000
The Bon-Ton Department Stores Inc, 8.000%, 06/15/2021(a),(c),(e)	5,000,000	500,000

Total Consumer, Cyclical		8,205,625

Consumer, Non-Cyclical (0.72%)
Pyxus International Inc, 9.875%, 07/15/2021(c)	1,400,000	658,000

Energy (11.11%)
CHC Group LLC / CHC Finance Ltd, 0%, 10/01/2020(a)	1,000,000	200,000
Energy Transfer Operating LP, 6.625%(c),(d),(f)	2,255,000	2,130,975
EP Energy LLC / Everest Acquisition Finance Inc, 9.375%, 05/01/2024 (144A)(c),(e)	2,350,000	47,000
NGPL PipeCo LLC, 7.768%, 12/15/2037 (144A)(c)	1,500,000	1,936,774
Talos Production LLC / Talos Production Finance Inc, 11.000%, 04/03/2022(c)	2,500,000	2,556,250
Transocean Inc, 9.000%, 07/15/2023 (144A)(c)	2,000,000	2,112,500
Transocean Inc, 7.500%, 01/15/2026 (144A)	1,050,000	1,036,875

Total Energy		10,020,374

Financial (1.67%)
Kimco Realty Corp, 4.250%, 04/01/2045(c)	1,425,000	1,511,525

Security Description/ Long Positions	Par Value	Value
Industrial (4.79%)
Eletson Holdings Inc / Eletson Finance US LLC / Agathonissos Finance LLC, 0%, 01/15/2022(a),(c)	$548,153	$164,446
Foxtrot Escrow Issuer LLC / Foxtrot Escrow Corp, 12.250%, 11/15/2026 (144A)(c)	2,500,000	2,603,125
Scorpio Tankers Inc, 3.000%, 05/15/2022(c)	1,275,000	1,563,423

Total Industrial		4,330,994

Technology (3.25%)
Rackspace Hosting Inc, 8.625%, 11/15/2024 (144A)(c)	3,000,000	2,932,500

Utilities (4.29%)
Pacific Gas & Electric Co, 6.050%, 03/01/2034(c),(e)	2,000,000	2,095,000
Southern California Edison Co, 4.875%, 03/01/2049(c)	1,500,000	1,779,552

Total Utilities		3,874,552

Total Corporate Debt (Cost $40,116,533)		37,038,570

Municipal Bonds (66.89%)

Airports (3.78%)
New York Transportation Development Corp, 5.250%, 01/01/2050(c)	3,050,000	3,416,580

Development (19.08%)
California Pollution Control Financing Authority, 7.500%, 12/01/2039(c)	1,000,000	951,450
California Pollution Control Financing Authority, 7.500%, 12/01/2040(c)	2,250,000	2,343,105
California Pollution Control Financing Authority, 8.000%, 07/01/2039 (144A)(c)	5,050,000	5,089,138
Clayton County Development Authority, 8.750%, 06/01/2029(c)	1,000,000	1,029,490
Mississippi Development Bank, 6.875%, 12/01/2040(c)	2,235,000	2,642,217
New Jersey Economic Development Authority, 5.250%, 09/15/2029(c)	2,275,000	2,476,406
Ohio Air Quality Development Authority, 5.000%, 07/01/2049(c)	1,275,000	1,406,682
Virginia Small Business Financing Authority, 5.500%, 01/01/2042(c)	1,200,000	1,300,476

Total Development		17,238,964

General Obligation (9.03%)
County of Clark NV, 1.730%, 07/01/2027	3,500,000	3,500,000
Long Beach Bond Finance Authority, 5.500%, 11/15/2037(c)	1,300,000	1,835,288
New Jersey Transportation Trust Fund Authority, 4.000%, 12/15/2039	250,000	264,783
Public Authority for Colorado Energy, 6.500%, 11/15/2038(c)	1,675,000	2,543,069
Puerto Rico Public Finance Corp, 5.500%, 08/01/2031(a),(c)	400,000	15,500

Total General Obligation		8,158,640

See accompanying notes to financial statements.

Shelton Tactical Credit Fund Portfolio of Investments (Expressed in U.S. Dollars) (Continued) December 31, 2019

Security Description/ Long Positions	Par Value	Value
Higher Education (1.85%)
Public Finance Authority, 5.000%, 10/01/2039	$1,500,000	$1,675,050

Housing (2.58%)
California Municipal Finance Authority, 5.000%, 05/15/2051(c)	1,000,000	1,175,440
The Industrial Development Authority of the City of Phoenix, 5.000%, 07/01/2054	1,000,000	1,152,830

Total Housing		2,328,270

Medical (11.73%)
County of Cuyahoga OH, 5.000%, 02/15/2057(c)	1,515,000	1,705,420
County of Cuyahoga OH, 5.500%, 02/15/2057	760,000	884,442
Massachusetts Development Finance Agency, 5.000%, 07/01/2044(c)	1,765,000	1,977,259
New York State Dormitory Authority, 5.000%, 08/01/2035(c)	1,000,000	1,203,930
Oklahoma Development Finance Authority, 5.250%, 08/15/2048(c)	2,000,000	2,363,640
Oklahoma Development Finance Authority, 5.500%, 08/15/2057(c)	2,080,000	2,462,075

Total Medical		10,596,766

Multifamily Housing (6.20%)
California Community Housing Agency, 5.000%, 04/01/2049(c)	2,000,000	2,220,120
California Community Housing Agency, 5.000%, 08/01/2049(c)	3,000,000	3,389,520

Total Multifamily Housing		5,609,640

Tobacco Settlement (1.23%)
Tobacco Settlement Financing Corp, 5.000%, 06/01/2046(c)	1,000,000	1,113,070

Transportation (6.93%)
Texas Private Activity Bond Surface Transportation Corp, 5.000%, 06/30/2058(c)	3,350,000	3,903,152
Texas Private Activity Bond Surface Transportation Corp, 6.750%, 06/30/2043(c)	1,530,000	1,770,026
Texas Private Activity Bond Surface Transportation Corp, 7.000%, 12/31/2038(c)	500,000	584,725

Total Transportation		6,257,903

Utilities (4.48%)
County of Jefferson AL Sewer Revenue, 0%, 10/01/2046(c)	1,100,000	1,062,380
County of Jefferson AL Sewer Revenue, 6.500%, 10/01/2053(c)	2,500,000	2,982,250
Total Utilities		4,044,630

Total Municipal Debt (Cost $58,539,073)		60,439,513

Term Loans (0.00%)
Texas Competitive Electric Holdings Co, LLC Escrow, 11.500%, 5/24/2020 (144A)(a) (Cost $0)	$1,000,000	$1,500

	Shares
Warrant (0.00%)
Amplify Energy Corp(a),(b) (Cost $0)	2,535	0

United State Treasury Bills (0.44%)
United States Treasury Bill (Cost $399,653)	400,000	399,690

	Par Value
Total Long Positions (Cost $99,459,492)(g) (108.37%)		97,926,056
Liabilities in Excess of Other Assets (-8.37%)		(7,571,501)
Net Assets (100.00%)		$90,354,555

Security Description/ Short Positions
Corporate Debt (-17.62%)

Basic Materials (-2.27%)
INEOS Group Holdings SA, 5.625%, 08/01/2024	(2,000,000)	(2,054,000)

Communications (-1.72%)
Netflix Inc, 4.875%, 04/15/2028	(1,500,000)	(1,558,050)

Consumer, Cyclical (-7.42%)
Carvana Co, 8.875%, 10/01/2023	(1,750,000)	(1,845,165)
Delphi Technologies PLC, 5.000%, 10/01/2025	(1,000,000)	(925,000)
Ford Motor Co, 4.750%, 01/15/2043	(1,000,000)	(888,774)
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp, 5.500%, 03/01/2025	(2,850,000)	(3,049,500)

Total Consumer, Cyclical		(6,708,439)

Consumer, Non-Cyclical (-2.42%)
Coty Inc, 6.500%, 04/15/2026	(1,000,000)	(1,052,500)
RegionalCare Hospital Partners Holdings Inc / LifePoint Health Inc, 9.750%, 12/01/2026	(1,000,000)	(1,130,000)

Total Consumer, Non-Cyclical		(2,182,500)

Financial (-2.78%)
Navient Corp, 5.875%, 10/25/2024	(2,350,000)	(2,514,500)

Technology (-1.01%)
Apple Inc, 4.450%, 05/06/2044	(750,000)	(915,094)

Total Short Positions (-17.62%) (Proceeds $15,029,190)(g)		$(15,932,583)

*	Non-income producing security.

(a)	Security is illiquid.

See accompanying notes to financial statements.

Shelton Tactical Credit Fund Portfolio of Investments (Expressed in U.S. Dollars) (Continued) December 31, 2019

(b)	Level 3 security fair valued according to procedures approved by the Board of Trustees. Total Value of fair valued positions is $27,912, which is 0.0% of net assets.

(c)	All or a portion of this security has been segregated as collateral.

(d)	Perpetual security, maturity date not applicable.

(e)	Defaulted security.

(f)	Variable rate security.

(g)	Aggregate cost for federal income tax purpose is $85,564,690

At December 31, 2019, unrealized appreciation/(depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$2,173,905
Unrealized depreciation	$(5,745,122)
Net unrealized depreciation	$(3,571,217)

Futures contracts at December 31, 2019:

Contracts / delivery month / commitment / exchange

	Notional Amount	Value	Unrealized Appreciation
US 10yr Ultra
50 / MAR 2020 / Short / CME	$(7,119,141)	$(7,035,156)	$83,984

US ULTRA BOND CBT
35 / MAR 2020 / Short / CME	$(6,596,875)	$(6,357,969)	$238,906

US 10YR NOTE CBT
25 / MAR 2020 / Short / CME	$(3,237,695)	$(3,210,547)	$27,148

US LONG BOND CBT
15 / MAR 2020 / Short / CME	$(2,390,157)	$(2,338,594)	$51,563

Total	$(19,343,868)	$(18,942,266)	$401,601

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended December 31, 2019 is $23,437,537, which represents 25.9% of net assets.

See accompanying notes to financial statements.

Statements of Assets and Liabilities December 31, 2019

	Shelton BDC Income Fund	Shelton Real Estate Income Fund	Shelton International Select Equity Fund	Shelton Tactical Credit Fund
Assets
Investments in securities
Cost of investments	$5,972,364	$4,705,359	$52,493,149	$99,459,492
Market value of investments (Note 1)	6,324,475	5,671,789	61,326,138	97,926,056
Cash	77,560	48,506	66,734	3,667
Deposits at broker	—	—	—	8,895,469
Futures appreciation	—	—	—	401,601
Interest receivable	—	—	—	1,584,321
Dividend receivable	61,560	54,698	27,722	—
Reclaim receivable	—	—	267,821	—
Receivable from investment advisor	—	—	832	17,316
Receivable for fund shares sold	—	100	57,833	77,484
Prepaid expenses	8,889	3,724	—	1,896
Total assets	$6,472,484	$5,778,817	$61,747,080	$108,907,810

Liabilities
Payables and other liabilities
Short positions, at value (proceeds $15,029,190)	—	—	—	15,932,583
Interest payable	—	—	—	240,051
Payable for fund shares repurchased	17,984	1,279	685,654	2,188,221
Payable to investment advisor	2,307	3,109	39,267	97,564
Distributions payable	51,626	8,626	33,013	10,369
Payable for securities purchased	—	—	140,673	—
Accrued 12b-1 fees	632	305	3,463	9,445
Accrued administration fees	494	433	5,306	8,339
Accrued audit fees	6,029	6,505	14,377	40,391
Accrued CCO fees	287	55	24,756	1,103
Accrued custody fees	813	1,473	11,748	5,230
Accrued expenses	435	415	530	1,993
Accrued fund Accounting fees	3,721	3,321	6,432	9,204
Accrued printing fees	2,225	1,835	3,678	3,947
Accrued registration fees	791	864	2,923	2,720
Accrued shareholder servicing fees	—	—	252	—
Accrued transfer agent fees	1,774	1,052	3,485	1,946
Accrued trustee fees	140	127	139	149
Total liabilities	89,258	29,399	975,696	18,553,255

Net assets	$6,383,226	$5,749,418	$60,771,384	$90,354,555

Net assets at December 31, 2019 consist of
Paid-in capital	10,002,554	6,157,074	104,319,361	96,175,437
Distributable earnings/(loss)	(3,619,328)	(407,656)	(43,547,977)	(5,820,882)
Total net assets	$6,383,226	$5,749,418	$60,771,384	$90,354,555

Net assets
Institutional Shares	$305,948	$448,788	$55,619,176	$69,876,935
Investor Shares	$6,077,278	$5,300,630	$5,152,208	$20,477,620

Shares outstanding
Institutional Shares (no par value, unlimited shares authorized)	34,150	46,687	2,525,623	6,624,758
Investor Shares (no par value, unlimited shares authorized)	669,499	539,507	235,201	1,940,270

Net asset value per share
Direct or Institutional Shares	$8.96	$9.61	$22.02	$10.55
Investor Shares	$9.08	$9.82	$21.91	$10.55

See accompanying notes to financial statements.

Statements of Operations For the Year Ended December 31, 2019

	Shelton BDC Income Fund	Shelton Real Estate Income Fund	Shelton International Select Equity Fund	Shelton Tactical Credit Fund, for the two month period ended December 31, 2019	Shelton Tactical Credit Fund, for the year ended October 31, 2019
Investment income
Interest income	$—	$—	$68,028	$786,473	$2,709,147
Dividend income (net of foreign tax withheld: $—, $37, $211,571, $— and $— respectively)	666,348	201,424	1,360,791	53	710
Other income	—	269	66	—	—
Total	$666,348	$201,693	$1,428,885	$786,526	$2,709,857

Expenses
Interest on short positions	$—	$—	$—	$165,315	$560,341
Management fees (Note 2)	72,651	46,561	431,713	188,691	890,453
Administration fees (Note 2)	7,069	5,096	58,340	16,127	125,633
Transfer agent fees	8,931	6,036	16,288	958	42,074
Accounting services	18,903	17,122	32,236	10,511	16,024
Custodian fees	1,001	1,023	34,602	6,119	2,095
Legal and audit fees	7,511	7,153	28,151	13,196	30,661
CCO fees (Note 2)	1,438	981	9,710	2,715	13,026
Trustees fees	5,573	5,582	5,608	239	9,841
Insurance	678	413	3,547	—	9,444
Printing	14,870	11,412	17,778	5,032	24,826
Reorganization	—	—	—	—	75,000
Registration and dues	22,035	15,845	15,978	—	37,861
Shareholder servicing fees	—	—	—	—	48,351
12b-1 fees Investor Shares (Note 2)	18,575	13,887	14,232	12,564	32,983
Other expenses	—	—	—	—	3,286
Total expenses	$179,235	$131,111	$668,183	$421,467	$1,921,899
Less reimbursement from manager (Note 2)	(58,429)	(49,306)	(66,303)	(20,815)	(82,500)
Net expenses	$120,806	$81,805	$601,880	$400,652	$1,839,399
Net investment income	$545,542	$119,888	$827,005	$385,874	$870,458

Realized and unrealized gain (loss) on investments
Net realized gain/(loss) from security transactions	$(376,713)	$336,048	$2,568,377	$747,280	$799,792
Net realized gain/(loss) from futures contracts	—	—	—	(106,533)	(328)
Total Net Realized gain/(loss)	(376,713)	336,048	2,568,377	640,747	799,464

Change in unrealized appreciation/(depreciation) of investments	1,787,290	922,133	7,543,988	(1,148,141)	(1,577,174)
Change in unrealized appreciation/(depreciation) of futures	—	—	—	615,273	(213,672)
Net realized and unrealized gain/(loss) on investments	$1,410,577	$1,258,181	$10,112,365	$107,879	$(991,382)
Net increase/(decrease) in net assets resulting from operations	$1,956,119	$1,378,069	$10,939,370	$493,753	$(120,924)

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Shelton BDC Income Fund		Shelton Real Estate Income Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$545,542	$974,476	$119,888	$200,634
Net realized gain/(loss) on investments and foreign currency transactions	(376,713)	(476,503)	336,048	(278,382)
Change in unrealized appreciation/(depreciation) of investments	1,787,290	(1,014,830)	922,133	(455,237)
Net increase/(decrease) in net assets resulting from operations	1,956,119	(516,857)	1,378,069	(532,985)

Distributions to shareholders
Distributions
Institutional Shares	(41,710)	(134,151)	(7,086)	(2,956)
Investor Shares	(503,832)	(903,402)	(112,820)	(201,492)
Distributions from return of capital
Institutional shares	(4,837)	—	(1,850)	(1,677)
Investor shares	(58,425)	—	(29,450)	(110,383)
Total Distributions	(608,804)	(1,037,553)	(151,206)	(316,508)

Capital share transactions
(Decrease) in net assets resulting from capital share transactions	(4,567,479)	(3,937,860)	(823,064)	(3,852,015)
Total increase/(decrease)	(3,220,164)	(5,492,270)	403,799	(4,701,508)

Net assets
Beginning of year	9,603,390	15,095,660	5,345,619	10,047,127
End of year	$6,383,226	$9,603,390	$5,749,418	$5,345,619

	Shelton International Select Equity Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$827,005	$428,257
Net realized gain on investments and foreign currency transactions	2,568,377	6,151,978
Change in unrealized appreciation/(depreciation) of investments	7,543,988	(13,778,371)
Net increase/(decrease) in net assets resulting from operations	10,939,370	(7,198,136)

Distributions to shareholders
Distributions
Institutional Shares	(1,148,286)	(412,083)
Investor Shares	(105,591)	(27,801)
Total Distributions	(1,253,877)	(439,884)

Capital share transactions
Increase in net assets resulting from capital share transactions	3,757,813	8,357,579
Total increase	13,443,306	719,559

Net assets
Beginning of year	47,328,078	46,608,519
End of year	$60,771,384	$47,328,078

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

	Shelton Tactical Credit Fund
	Period Ended December 31, 2019	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations
Net investment income	$385,874	$870,458	$1,187,558
Net realized gain on investments and foreign currency transactions	747,280	799,792	789,023
Net realized gain from futures contracts	(106,533)	(328)	N/A
Change in unrealized appreciation/(depreciation) of investments	(1,148,141)	(1,577,174)	1,647,112
Change in unrealized appreciation/(depreciation) of futures	615,273	(213,672)	N/A
Net increase/(decrease) in net assets resulting from operations	493,753	(120,924)	3,623,693

Distributions to shareholders
Distributions
Institutional Shares	(292,295)	(2,878,902)	(1,819,311)
Investor Shares	(67,511)	(454,044)	(527,827)
Total Distributions	(359,806)	(3,332,946)	(2,347,138)

Capital share transactions
Increase/(Decrease) in net assets resulting from capital share transactions	(8,126,075)	23,561,055	(13,084,717)
Total increase/(decrease)	(7,992,128)	20,107,185	(11,808,162)

Net assets
Beginning of year	98,346,683	78,239,498	90,047,660
End of year	$90,354,555	$98,346,683	$78,239,498

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

Shelton BDC Income Fund	Institutional Shares
	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Shares sold	24,691	$216,227	80,073	$712,971
Shares issued in reinvestment of distributions	851	7,406	2,576	22,205
Shares repurchased	(142,820)	(1,232,327)	(111,651)	(941,893)
Net decrease	(117,278)	$(1,008,694)	(29,002)	$(206,717)

	Investor Shares
	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Shares sold	88,209	$776,549	167,319	$1,500,230
Shares issued in reinvestment of distributions	32,944	289,603	50,375	428,838
Shares repurchased	(527,895)	(4,624,937)	(638,068)	(5,660,211)
Net decrease	(406,742)	$(3,558,785)	(420,374)	$(3,731,143)

Shelton Real Estate Income Fund	Institutional Shares
	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Shares sold	54,678	$494,939	13,242	$111,869
Shares issued in reinvestment of distributions	933	8,936	561	4,633
Shares repurchased	(9,701)	(89,714)	(28,224)	(236,833)
Net increase/(decrease)	45,910	$414,161	(14,421)	$(120,331)

	Investor Shares
	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Shares sold	8,037	$74,631	8,216	$68,996
Shares issued in reinvestment of distributions	11,921	114,781	30,212	256,117
Shares repurchased	(154,745)	(1,426,637)	(480,772)	(4,056,797)
Net increase/(decrease)	(134,787)	$(1,237,225)	(442,344)	$(3,731,684)

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

Shelton International Select Equity Fund	Institutional Shares
	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Shares sold	990,258	$20,692,034	404,517	$8,389,760
Shares issued in connection with merger of European Growth and Income Fund	N/A	N/A	255,732	5,433,116
Shares issued in reinvestment of distributions	51,054	1,116,971	18,763	399,273
Shares repurchased	(773,407)	(16,222,839)	(428,116)	(8,947,676)
Net increase	267,905	$5,586,166	250,896	$5,274,473

	Investor Shares
	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Shares sold	83,348	$1,720,494	29,894	$603,645
Shares issued in connection with merger of European Growth and Income Fund	N/A	N/A	180,163	3,818,373
Shares issued in reinvestment of distributions	4,449	96,860	1,022	21,696
Shares repurchased	(175,455)	(3,645,707)	(65,942)	(1,360,608)
Net increase/(decrease)	(87,658)	$(1,828,353)	145,137	$3,083,106

Shelton Tactical Credit Fund	Institutional Shares
	Period Ended December 31, 2019		Year Ended October 31, 2019		Year Ended October 31, 2018
	Shares	Value	Shares	Value	Shares	Value
Shares sold	387,398	$4,077,277	2,106,451	$22,539,110	2,434,498	$26,270,294
Shares issued in reinvestment of distributions	27,137	286,297	269,855	2,862,678	169,169	1,803,565
Shares gained with reorganization (Note 5)	N/A	N/A	1,323,638	14,151,144	N/A	N/A
Shares repurchased	(1,138,124)	(11,990,560)	(2,386,026)	(25,533,586)	(2,809,491)	(30,240,937)
Net increase/(decrease)	(723,589)	$(7,626,986)	1,313,918	$14,019,346	(205,824)	$(2,167,078)

	Investor Shares
	Period Ended December 31, 2019		Year Ended October 31, 2019		Year Ended October 31, 2018
	Shares	Value	Shares	Value	Shares	Value
Shares sold	44,923	$473,013	788,699	$8,416,077	533,141	$5,792,986
Shares issued in reinvestment of distributions	5,985	63,139	42,617	451,523	49,816	527,702
Shares gained with reorganization (Note 5)	N/A	N/A	904,245	9,662,403	N/A	N/A
Shares repurchased	(98,301)	(1,035,241)	(846,542)	(8,988,294)	(1,621,803)	(17,238,327)
Net increase/(decrease)	(47,393)	$(499,089)	889,019	$9,541,709	(1,038,846)	$(10,917,639)

See accompanying notes to financial statements.

Shelton Tactical Credit Fund Statement of Cash Flows

	For the Period Ended December 31, 2019	For the Year Ended October 31, 2019
Increase/(Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$493,753	$(120,924)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term portfolio investments	(21,171,923)	(132,390,903)
Sales of long-term portfolio investments	25,736,727	162,568,405
Proceeds from securities sold short	—	33,674,157
Cover short securities	(1,949,025)	(61,834,985)
Sales of short-term investments, net	211,817	5,279,706
Increase in dividends and interest receivable	(92,270)	(227,279)
Decrease in other assets	—	15,900
Increase in due from advisor	(17,316)	—
Increase in prepaid expenses	(1,896)	—
Increase/(Decrease) in advisory fees	(10,837)	43,824
Increase/(Decrease) in short dividends and interest payable	(45,766)	(182,513)
Increase/(Decrease) in accrued expenses	28,760	(46,429)
Net amortization on investments	54,535	479,196
Net realized gain	(747,280)	(799,464)
Net change in unrealized appreciation/depreciation	532,868	1,790,846
Cash acquired in merger, net of non-cash assets and liabilities	N/A	521,862
Net cash provided by operating activities	3,022,147	8,771,399
Cash flows provided by (used for) financing activities:
Proceeds from shares sold	4,595,727	30,852,265
Cost of shares redeemed	(10,851,906)	(34,507,555)
Dividends paid to shareholders, net of reinvestments	—	(18,745)
Net cash used for financing activities	(6,256,179)	(3,674,035)

Net increase in cash	(3,234,032)	5,097,364

Cash and cash equivalents:
Beginning cash balance	144,090	1,018,126
Beginning cash held at broker	11,989,078	6,017,678
Total beginning cash and cash equvialents	12,133,168	7,035,804

Ending cash balance	3,667	144,090
Ending cash held at broker	8,895,469	11,989,078
Total ending cash and cash equivalents	$8,899,136	$12,133,168

Supplemental of non-cash transaction:
Non-cash assets acquired and liabilities assumed in merger for issuance of shares	N/A	$23,813,547

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period

Shelton BDC Income Fund	Institutional Shares					Formerly AR Capital BDC Income Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Period Ended December 31, 2016(a)(b)		Year Ended March 31, 2016(c)		Period Ended March 31, 2015(c)(d)
Net asset value, beginning of year	$7.75	$8.92	$9.11	$8.40		$9.65		$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(e)	0.52	0.71	0.59	0.44		0.80		1.55
Net gain/(loss) on securities (both realized and unrealized)	1.41	(1.10)	(0.22)	0.72		(1.36)		(1.40)
Total from investment operations	1.93	(0.39)	0.37	1.16		(0.56)		0.15
LESS DISTRIBUTIONS
Dividends from net investment income	(0.65)	(0.78)	(0.56)	(0.45)		(0.69)		(0.50)
Distributions from return of capital	(0.07)	—	—	—		—		—
Total distributions	(0.72)	(0.78)	(0.56)	(0.45)		(0.69)		(0.50)
Net asset value, end of year	$8.96	$7.75	$8.92	$9.11		$8.40		$9.65

Total return	25.32%	(4.80)%	3.94%	14.07	%(f)	(5.76	)%(g)	1.59	%(g)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$306	$1,173	$1,610	$420		$443		$106
Ratio of expenses to average net assets:(h)
Before expense reimbursements	1.95%	1.78%	1.78%	2.53	%(i)	2.47%		10.23	%(i)
After expense reimbursements	1.27%	1.26%	1.25%	1.24	%(i)	1.25%		1.25	%(i)
Ratio of net investment income/(loss) to average net assets(j)						9.30%		17.58	%(i)
Before expense reimbursements	5.35%	7.56%	5.82%	5.26	%(i)
After expense reimbursements	6.04%	8.08%	6.34%	6.55	%(i)
Portfolio turnover	37%	30%	118%	38	%(f)	166%		33	%(f)

(a)	For the nine months ended December 31, 2016.
(b)	Following the acquisition on November 4, 2016, advisor class and class A were renamed Institutional and Investor Class.
(c)	Audited by other independent registered public accounting firm.
(d)	The inception date of Shelton BDC Income Fund is April 22, 2014; the commencement of operations and start of performance for Institutional Class and Investor Class is May 2, 2014.
(e)	Calculated based upon average shares outstanding.
(f)	Not annualized
(g)

Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower. Returns are not annualized

(h)	Does not include expenses of investment companies in which the Fund invests.
(i)	Annualized
(j)	Recognition of net investment income by the Fund is affected by the timing in which the Fund invests. The ratio does not include the net income of the investment companies in which the Fund invests.

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Shelton BDC Income Fund	Investor Shares					Formerly AR Capital BDC Income Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Period Ended December 31, 2016(a)(b)		Year Ended March 31, 2016(c)		Period Ended March 31, 2015(c)(d)
Net asset value, beginning of year	$7.83	$9.01	$9.21	$8.51		$9.66		$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(e)	0.60	0.68	0.54	0.44		0.70		0.77
Net gain/(loss) on securities (both realized and unrealized)	1.34	(1.11)	(0.19)	0.71		(1.17)		(0.62)
Total from investment operations	1.94	(0.43)	0.35	1.15		(0.47)		0.15
LESS DISTRIBUTIONS
Dividends from net investment income	(0.62)	(0.75)	(0.55)	(0.45)		(0.68)		(0.49)
Distributions from return of capital	(0.07)	—	—	—		—		—
Total distributions	(0.69)	(0.75)	(0.55)	(0.45)		(0.68)		(0.49)
Net asset value, end of year	$9.08	$7.83	$9.01	$9.21		$8.51		$9.66

Total return	25.31%	(5.13)%	3.73%	13.74	%(f)	(4.83	)%(g)	1.56	%(g)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$6,077	$8,430	$13,486	$13,614		$12,853		$11,658
Ratio of expenses to average net assets:(h)
Before expense reimbursements	2.25%	2.03%	2.04%	2.82	%(i)	2.66%		7.61	%(i)
After expense reimbursements	1.52%	1.51%	1.50%	1.50	%(i)	1.45%		1.50	%(i)
Ratio of net investment income/(loss) to average net assets(j)						7.89%		8.94	%(i)
Before expense reimbursements	6.10%	7.13%	5.21%	5.16	%(i)
After expense reimbursements	6.83%	7.65%	5.73%	6.48	%(i)
Portfolio turnover	37%	30%	118%	38	%(f)	166%		33	%(f)

(a)	For the nine months ended December 31, 2016.
(b)	Following the acquisition on November 4, 2016, advisor class and class A were renamed Institutional and Investor Class.
(c)	Audited by other independent registered public accounting firm.
(d)	The inception date of Shelton BDC Income Fund is April 22, 2014; the commencement of operations and start of performance for Institutional Class and Investor Class is May 2, 2014.
(e)	Calculated based upon average shares outstanding.
(f)	Not annualized
(g)

Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower. Returns are not annualized

(h)	Does not include expenses of investment companies in which the Fund invests.
(i)	Annualized
(j)	Recognition of net investment income by the Fund is affected by the timing in which the Fund invests. The ratio does not include the net income of the investment companies in which the Fund invests.

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Shelton Real Estate Income Fund	Institutional Shares(a)					Formerly AR Capital Real Estate Income Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Period Ended December 31, 2016(b)		Year Ended March 31, 2016(c)		Year Ended March 31, 2015(c)
Net asset value, beginning of year	$7.72	$8.64	$8.82	$10.65		$11.40		$10.22
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(d)	0.26	0.19	0.28	0.23		0.26		0.27
Net gain/(loss) on securities (both realized and unrealized)	1.87	(0.72)	0.07	0.07		0.02	(e)	1.58	(e)
Total from investment operations	2.13	(0.53)	0.35	0.30		0.28		1.85
LESS DISTRIBUTIONS
Dividends from net investment income	(0.19)	(0.23)	(0.53)	(0.38)		(0.48)		(0.60)
Distributions from return of capital	(0.05)	(0.14)	—	(0.18)		—		—
Distributions from capital gains	—	(0.02)	—	(1.57)		(0.55)		(0.07)
Total distributions	(0.24)	(0.39)	(0.53)	(2.13)		(1.03)		(0.67)
Net asset value, end of year	$9.61	$7.72	$8.64	$8.82		$10.65		$11.40

Total return	27.61%	(6.38)%	3.98%	3.15	%(f)	2.90	%(g)	18.71	%(g)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$449	$6	$131	$908		$703		$15,295
Ratio of expenses to average net assets:
Before expense reimbursements	1.89%	2.02%	2.10%	2.49	%(h)	2.01%		2.21%
After expense reimbursements	1.17%	1.16%	1.17%	1.14	%(h)	1.15%		1.15%
Ratio of net investment income/(loss) to average net assets						2.40%		2.54%
Before expense reimbursements	2.10%	1.61%	2.20%	1.61	%(h)
After expense reimbursements	2.82%	2.26%	3.13%	1.34	%(h)
Portfolio turnover	32%	38%	41%	137	%(f)	99%		104%

(a)	Following the acquisition on November 4, 2016, advisor class and class A were renamed Institutional and Investor Class.
(b)	For the nine months ended December 31, 2016.
(c)	Audited by other independent registered public accounting firm.
(d)	Calculated based upon average shares outstanding.
(e)

Net realized and unrealized gain on investments per share does not correlate within the financial highlights for the periods ended March 31, 2016 and March 31, 2014, due to the timing of shareholder subscriptions and redemptions.

(f)	Not annualized
(g)

Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower. Returns are not annualized.

(h)	Annualized

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Shelton Real Estate Income Fund	Investor Shares(a)					Formerly AR Capital Real Estate Income Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Period Ended December 31, 2016(b)		Year Ended March 31, 2016(c)		Year Ended March 31, 2015(c)
Net asset value, beginning of year	$7.92	$8.88	$8.85	$10.66		$11.40		$10.21
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(d)	0.19	0.23	0.31	0.21		0.30		0.26
Net gain/(loss) on securities (both realized and unrealized)	1.96	(0.79)	0.01	0.07		(0.03)		1.57
Total from investment operations	2.15	(0.56)	0.32	0.28		0.27		1.83
LESS DISTRIBUTIONS
Dividends from net investment income	(0.20)	(0.24)	(0.29)	(0.35)		(0.46)		(0.57)
Distributions from return of capital	(0.05)	(0.14)	—	(0.17)		—		—
Distributions from capital gains	—	(0.02)	—	(1.57)		(0.55)		(0.07)
Total distributions	(0.25)	(0.40)	(0.29)	(2.09)		(1.01)		(0.64)
Net asset value, end of year	$9.82	$7.92	$8.88	$8.85		$10.66		$11.40

Total return	27.20%	(6.55)%	3.72%	3.02	%(f)	2.79	%(g)	18.47	%(g)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$5,301	$5,340	$9,916	$14,898		$11,396		$20,677
Ratio of expenses to average net assets:
Before expense reimbursements	2.27%	2.27%	2.35%	2.72	%(h)	2.22%		2.46%
After expense reimbursements	1.42%	1.41%	1.42%	1.39	%(h)	1.36%		1.40%
Ratio of net investment income/(loss) to average net assets						2.75%		2.41%
Before expense reimbursements	1.17%	1.92%	2.53%	1.41	%(h)
After expense reimbursements	2.02%	2.78%	3.46%	2.74	%(h)
Portfolio turnover	32%	38%	41%	137	%(f)	99%		104%

(a)	Following the acquisition on November 4, 2016, advisor class and class A were renamed Institutional and Investor Class.
(b)	For the nine months ended December 31, 2016.
(c)	Audited by other independent registered public accounting firm.
(d)	Calculated based upon average shares outstanding.
(e)

Net realized and unrealized gain on investments per share does not correlate within the financial highlights for the periods ended March 31, 2016 and March 31, 2014, due to the timing of shareholder subscriptions and redemptions.

(f)	Not annualized
(g)

Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower. Returns are not annualized.

(h)	Annualized

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Shelton International Select Equity Fund Institutional Shares(a)	Year Ended December 31, 2019	Year Ended December 31, 2018	Period Ended December 31, 2017(b)	Year Ended April 30, 2017		Year Ended April 30, 2016(c)		Year Ended April 30, 2015(c)
Net asset value, beginning of year	$18.35	$21.34	$18.03	$15.90		$21.20		$23.53
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(d)	0.29	0.19	0.10	0.22		0.25		0.24
Net gain/(loss) on securities (both realized and unrealized)	3.84	(2.97)	3.61	2.13		(5.01)		(2.36)
Total from investment operations	4.13	(2.78)	3.71	2.35		(4.76)		(2.12)
LESS DISTRIBUTIONS
Dividends from net investment income	(0.46)	(0.21)	(0.39)	(0.22)		(0.54)		(0.21)
Distributions from return of capital	—	—	(0.01)	—		—		—
Distributions from capital gains	—	—	—	—		—		—
Total distributions	(0.46)	(0.21)	(0.40)	(0.22)		(0.54)		(0.21)
Redemption Fees(d)	—	—	—	—		—		—	(e)
Net asset value, end of year	$22.02	$18.35	$21.34	$18.03		$15.90		$21.20

Total return	22.53%	(13.17)%	20.74%	14.89	%(f)	(22.36	)%(f)	(8.94	)%(f)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$55,619	$41,424	$42,824	$38,737		$44,133		$369,610
Ratio of expenses to average net assets:
Before expense reimbursements	1.12%	1.36%	1.32%	1.76	%(g)	1.28	%(g)	1.20	%(g)
After expense reimbursements	1.01%	1.17%	0.99%	0.99%		1.23%		1.20%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	1.28%	0.73%	0.41%
After expense reimbursements	1.40%	0.92%	0.74%	1.32%		1.36%		1.11%
Portfolio turnover	49%	65%	24%	41%		40%		8%

(a)	As of July 28, 2017 Class A shares and I shares were renamed to Investor shares and Institutional shares, respectively.
(b)	For the eight month period ended December 31, 2017.
(c)	Audited by other independent registered public accounting firm.
(d)	Calculated based upon average shares outstanding.
(e)	Amount is less than $0.005 per share.
(f)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. For Investor Shares (Formerly Class A Shares), total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.

(g)	During the period, certain fees were waived and/or reimbursed; or recouped, if any. If such fee waivers and/or reimbursements or recoupments had not occurred, the ratios would have been as indicated.

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Shelton International Select Equity Fund Investor Shares(a)	Year Ended December 31, 2019	Year Ended December 31, 2018	Period Ended December 31, 2017(b)	Year Ended April 30, 2017		Year Ended April 30, 2016(c)		Year Ended April 30, 2015(c)
Net asset value, beginning of year	$18.29	$21.30	$18.02	$15.88		$21.16		$23.48
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(d)	0.24	0.11	0.08	0.17		0.19		0.17
Net gain/(loss) on securities (both realized and unrealized)	3.83	(2.94)	3.60	2.13		(4.97)		(2.34)
Total from investment operations	4.07	(2.83)	3.68	2.30		(4.78)		(2.17)
LESS DISTRIBUTIONS
Dividends from net investment income	(0.45)	(0.18)	(0.39)	(0.16)		(0.50)		(0.15)
Distributions from return of capital	—	—	(0.01)	—		—		—
Distributions from capital gains	—	—	—	—		—		—
Total distributions	(0.45)	(0.18)	(0.40)	(0.16)		(0.50)		(0.15)
Redemption Fees(d)	—	—	—	—		—		—	(e)
Net asset value, end of year	$21.91	$18.29	$21.30	$18.02		$15.88		$21.16

Total return	22.25%	(13.41)%	20.53%	14.55	%(f)	(22.51	)%(f)	(9.18	)%(f)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$5,152	$5,904	$3,785	$4,488		$8,488		$31,583
Ratio of expenses to average net assets:
Before expense reimbursements	1.38%	1.56%	1.59%	2.02	%(g)	1.53	%(g)	1.45	%(g)
After expense reimbursements	1.26%	1.38%	1.24%	1.24%		1.48%		1.45%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	1.06%	0.33%	0.23%
After expense reimbursements	1.17%	0.51%	0.58%	1.06%		1.11%		0.75%
Portfolio turnover	49%	65%	24%	41%		40%		8%

(a)	As of July 28, 2017 Class A shares and I shares were renamed to Investor shares and Institutional shares, respectively.
(b)	For the eight month period ended December 31, 2017.
(c)	Audited by other independent registered public accounting firm.
(d)	Calculated based upon average shares outstanding.
(e)	Amount is less than $0.005 per share.
(f)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. For Investor Shares (Formerly Class A Shares), total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.

(g)	During the period, certain fees were waived and/or reimbursed; or recouped, if any. If such fee waivers and/or reimbursements or recoupments had not occurred, the ratios would have been as indicated.

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Shelton Tactical Credit Fund Institutional Shares(a)	For the Period November 1, 2019 through December 31, 2019		Year Ended October 31, 2019		Year Ended October 31, 2018		For the Period December 1, 2016 through October 31, 2017(a)		Year Ended November 30, 2016		Year Ended November 30, 2015		For the Period December 12, 2013 through November 30, 2014(b)
Net asset value, beginning of year	$10.53		$10.97		$10.75		$10.68		$10.48		$10.93		$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	0.04		0.12		0.17		0.22		0.25		0.26		0.26
Net gain/(loss) on securities (both realized and unrealized)	0.02		(0.09)		0.38		0.27		0.21		(0.45)		0.82
Total from investment operations	0.06		0.03		0.55		0.49		0.46		(0.19)		1.08
LESS DISTRIBUTIONS
Dividends from net investment income	(0.04)		(0.36)		(0.29)		(0.28)		(0.26)		(0.26)		(0.15)
Distributions from capital gains	—		(0.11)		(0.04)		(0.14)		—		—		—
Total distributions	(0.04)		(0.47)		(0.33)		(0.42)		(0.26)		(0.26)		(0.15)
Redemption fees(c)	—		—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Net asset value, end of year	$10.55		$10.53		$10.97		$10.75		$10.68		$10.48		$10.93

Total return	0.60	%(e)	0.37%		5.20%		4.63	%(e)	4.41%		(1.80)%		10.83	%(e)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$69,877		$77,405		$66,195		$67,084		$57,555		$44,465		$34,447
Ratio of expenses to average net assets:
Before expense reimbursements	2.54	%(f),(g)	2.25	%(h)	5.18	%(h)	4.35	%(g),(h)	4.26	%(h)	3.83	%(h)	3.87	%(g),(h)
After expense reimbursements	2.43	%(f),(g)	2.14	%(h)	4.95	%(h)	4.15	%(g),(h)	3.93	%(h)	3.47	%(h)	2.83	%(g),(h)
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	2.34	%(g)	1.00%		1.38%		2.03	%(g)	2.02%		2.11%		1.42	%(g)
After expense reimbursements	2.45	%(g)	1.11%		1.61%		2.23	%(g)	2.35%		2.47%		2.46	%(g)
Portfolio turnover	20	%(e)	116%		63%		69	%(e)	70%		64%		95	%(e)

(a)	Fiscal year end changed from November 30 to October 31.
(b)	Fund inception December 12, 2013.
(c)	Based on average shares outstanding for the period.
(d)	Amount less than $0.01 per share.
(e)	Not annualized.
(f)	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 1.03% for the period ended December 31, 2019.
(g)	Annualized.
(h)

If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.66% for the year ended October 31, 2019, 3.56% for the year ended October 31, 2018, 2.76% for the period December 1, 2016 through October 31, 2017, and by 2.54%, 2.08%, and 1.44% for the periods ended November 30, respectively.

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Shelton Tactical Credit Fund Investor Shares(a)	For the Period November 1, 2019 through December 31, 2019		Year Ended October 31, 2019		Year Ended October 31, 2018		For the Period December 1, 2016 through October 31, 2017(a)		Year Ended November 30, 2016		Year Ended November 30, 2015		For the Period December 12, 2013 through November 30, 2014(b)
Net asset value, beginning of year	$10.54		$10.96		$10.74		$10.68		$10.48		$10.93		$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	0.04		0.08		0.15		0.20		0.23		0.24		0.23
Net gain/(loss) on securities (both realized and unrealized)	—		(0.06)		0.37		0.25		0.21		(0.46)		0.84
Total from investment operations	0.04		0.02		0.52		0.45		0.44		(0.22)		1.07
LESS DISTRIBUTIONS
Dividends from net investment income	(0.03)		(0.33)		(0.26)		(0.25)		(0.24)		(0.23)		(0.14)
Distributions from capital gains	—		(0.11)		(0.04)		(0.14)		—		—		—
Total distributions	(0.03)		(0.44)		(0.30)		(0.39)		(0.24)		(0.23)		(0.14)
Redemption fees(c)	—		—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Net asset value, end of year	$10.55		$10.54		$10.96		$10.74		$10.68		$10.48		$10.93

Total return	0.43	%(e)	0.22%		4.93%		4.28	%(e)	4.17%		(2.04)%		10.68	%(e)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$20,478		$20,942		$12,044		$22,964		$18,206		$5,627		$5,943
Ratio of expenses to average net assets:
Before expense reimbursements	2.79	%(f),(g)	2.64	%(h)	5.43	%(h)	4.60	%(g),(h)	4.51	%(h)	4.08	%(h)	4.12	%(g),(h)
After expense reimbursements	2.68	%(f),(g)	2.58	%(h)	5.20	%(h)	4.40	%(g),(h)	4.18	%(h)	3.72	%(h)	3.08	%(g),(h)
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	1.99	%(g)	0.70%		1.13%		1.78	%(g)	1.77%		1.86%		1.17	%(g)
After expense reimbursements	2.21	%(g)	0.76%		1.36%		1.98	%(g)	2.10%		2.22%		2.21	%(g)
Portfolio turnover	20	%(c)	116%		63%		69	%(e)	70%		64%		95	%(e)

(a)	Fiscal year end changed from November 30 to October 31.
(b)	Fund inception December 12, 2013.
(c)	Based on average shares outstanding for the period.
(d)	Amount less than $0.01 per share.
(e)	Not annualized.
(f)	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 1.03% for the period ended December 31, 2019.
(g)	Annualized.
(h)

If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.66% for the year ended October 31, 2019, 3.56% for the year ended October 31, 2018, 2.76% for the period December 1, 2016 through October 31, 2017, and by 2.54%, 2.08%, and 1.44% for the periods ended November 30, respectively.

See accompanying notes to financial statements.

SCM Trust	Notes to Financial Statements	December 31, 2019

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

SCM Trust (the “Trust”), a Massachusetts business trust formed in July 1988 is registered as an investment company under the Investment Company Act of 1940, as amended. The Trust currently consists of four separate series, each of which is included in these financial statements.

Shelton BDC Income Fund (“BDC Income Fund”) is an open-end, non-diversified series of the Trust. The inception date is April 22, 2014, and the commencement date of operations is May 2, 2014. The investment objective is to provide a high level of income with the potential for capital appreciation. Effective July 1, 2016, Shelton Capital Management, a California limited partnership (“Shelton” or the “Advisor”) became the advisor to the Fund.

Shelton Real Estate Income Fund (“Real Estate Income Fund”) is an open-end, non-diversified series of the Trust. The inception date is June 4, 2013, and the commencement date of operations is June 7, 2013. The investment objective is to provide current income with the potential for capital appreciation. Effective July 1, 2016, Shelton became the advisor to the Fund.

Shelton Tactical Credit Fund (“Tactical Credit Fund”) is an open-end, diversified series of the Trust. The inception date is December 16, 2014. The Fund’s investment objective is to seek current income and capital appreciation. Effective July 1, 2016, Shelton became the advisor to the Fund. The Tactical Credit Fund is a successor to a series of the FundVantage Trust, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on March 17, 2017. Prior to March 17, 2017, the Successor Fund had no investment operations. As a result of the reorganization, holders of Class A Shares and Class C Shares of the former Tactical Credit Fund received Investor Shares of the successor Tactical Credit Fund and holders of Advisor Class Shares of the former Tactical Credit Fund received Institutional Shares of the successor Tactical Credit Fund.

On June 19, 2019, the shareholders of the Cedar Ridge Unconstrained Credit Fund approved the agreement and plan of reorganization providing for the transfer of assets and assumption of liabilities into the Shelton Tactical Credit Fund. Cedar Ridge Unconstrained Credit Fund is the performance and accounting survivor of the reorganization, Shelton Tactical Credit is the legal and tax survivor. The reorganization was effective as of the close of business on June 21, 2019. See Note 5 for more information.

Shelton International Select Equity Fund (“International Select Fund”, and together with the BDC Income Fund, the Real Estate Income Fund, and the Tactical Credit Fund, each a “Fund” and collectively, the “Funds”) is an open-end, diversified series of the Trust. The inception date is July 31, 2009. The Fund’s investment objective is to achieve long-term capital appreciation by creating a portfolio composed of primarily large capitalization international equity growth stocks. Effective July 18, 2016, Shelton became the advisor to the Fund. The International Select Fund is a successor to a series of the FundVantage Trust, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on July 28, 2017. Prior to July 28, 2017, the Successor Fund had no investment operations. As a result of the reorganization, holders of Class A Shares of the former International Select Fund received Investor Shares of the successor International Select Equity Fund and holders of Class I Shares of the former International Select Equity Fund received Institutional Shares of the successor International Select Equity Fund.

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

(a)    Security Valuation — Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (“Other Market Information”). Equity securities listed on a national or international exchange are valued at the last reported sales price. Futures contracts are valued at the settle price, depending on the exchange the contract trades on, typically as of 4:15 p.m., Eastern Time. Municipal securities are valued by an independent pricing service at a price determined by a matrix pricing method. This technique generally considers such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. U.S. government securities for which market quotations are readily available are valued at the mean between the closing bid and asked prices provided by an independent pricing service. U.S. agency securities consisting of mortgage pass-through certificates are valued using dealer quotations provided by an independent pricing service. U.S. Treasury Bills are valued at amortized cost which approximates market value. Securities with remaining maturities of 60 days or less are valued on the amortized cost basis as reflecting fair value.

Securities for which market quotes are not readily available from the Trust’s third-party pricing service are valued at fair value, determined in good faith and in accordance with procedures adopted by the Board of Trustees. The Board has delegated to the Advisor’s Pricing Committee the responsibility for determining the fair value, subject to the Board oversight and the review of the pricing decisions at its quarterly meetings. For a description of the Advisor, see Note 2.

(b)     Federal Income Taxes — No provision is considered necessary for federal income taxes. The Funds intend to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to distribute all their taxable income to shareholders.

(c)    Short Sales — Short sales are transactions under which the Tactical Credit Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(d)    Municipal Bonds — Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency, public authority or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). Municipal bonds may be issued as taxable securities, or as federally tax-exempt securities. States, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works, gas, and electric utilities. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are

SCM Trust	Notes to Financial Statements (Continued)	December 31, 2019

payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality. In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.

(e)     Security Transactions, Investment Income and Distributions to Shareholders — Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for, in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Distributions to shareholders are recorded on the ex-dividend date for the Funds. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for PFICs, wash sales, REIT adjustments and post-October capital losses.

Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are reported to the Fund after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

These “Book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassification.

(f)     Foreign Currency Translation — Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(g)     Concentration — The Real Estate Income Fund concentrates its investments in real estate securities (i.e., securities of issuers in the real estate industry), including securities issued by REITs. The Fund invests substantially all (and under normal market conditions, at least 80%) of its net assets (plus any borrowings for investment purposes) in income producing real estate securities. The Advisor evaluates securities based primarily on the relative attractiveness of income and secondarily considers their potential for capital appreciation. The Advisor considers real estate securities to be securities issued by a company that (a) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or (b) has at least 50% of its assets invested in such real estate. The Advisor plans to sell a security if, in the judgment of the portfolio managers, the security’s income potential has been compromised, an issuer’s fundamentals have deteriorated or may deteriorate or a more attractive investment opportunity is identified. The Fund invests in both equity and debt securities and invests to a substantial degree in securities issued by REITs. REITs are pooled investment vehicles that own interests in real estate, real-estate related loans or similar interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A majority of the REITs in which the Fund invests are generally considered by the Advisor to be medium- or small-capitalization companies. The Fund will not invest in non-traded REITs that are sponsored, managed or distributed by affiliates of the Advisor. Equity securities in which the Fund may invest include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts. Although the Advisor anticipates that the Fund will invest a substantial portion of its assets in equity securities, the Fund may invest up to 100% of its net assets in debt securities of any maturity, duration or credit rating. Debt securities in which the Fund may invest include corporate debt obligations and CMBS. Debt securities acquired by the Fund may also include high-yield debt securities (commonly referred to as “junk” bonds) issued or guaranteed by real estate companies or other companies. The Fund invests in securities across all market capitalization ranges. The Fund may invest up to 15% of its net assets in illiquid securities

The BDC Income Fund invests substantially all (and under normal market conditions, at least 80%) of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of business development companies (“BDCs”) that are traded on one or more nationally recognized securities exchanges. The equity securities in which the Fund may invest consist of common stocks, securities convertible into common stocks; and preferred stocks. In addition, although the Fund typically invests in equity securities, the Fund may invest up to 20% of its net assets in debt securities of BDCs and other issuers of any maturity, duration or credit rating.

The Tactical Credit Fund aims to use related credit asset classes on both the long and short side to generate an attractive rate of return with low volatility. Portfolio construction is implemented with a relative value framework and looks across the entire balance sheet of a corporation from senior secured down through subordinated, equity-linked bonds. This hedged approach is designed to generate performance that is less reliant on the direction of the overall market than a typical credit-based fund.

Cash & Cash Equivalents: The Funds consider their investment in a Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high-quality financial institution.

Concentration of Credit Risk: Each Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Funds to a credit risk. The Funds do not believe that such deposits are subject to any unusual risk associated with investment activities.

SCM Trust	Notes to Financial Statements (Continued)	December 31, 2019

(h)     Use of Estimates in Financial Statements — In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, Shelton Capital makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expense during the year. Actual results may differ from these estimates.

(i)     Share Valuations — The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of each Fund is equal to a Fund’s NAV per share.

(j)     Accounting for Uncertainty in Income Taxes — The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Shelton Capital has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2016-2018) or expected to be taken in the Fund’s 2019 tax returns. The Funds identify its major tax jurisdictions as U.S. Federal, however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(k)     Fair Value Measurements — The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the valuation of the Trust’s securities at December 31, 2019 using fair value hierarchy:

	Level 1(a)	Level 2(a)	Level 3(a)		Level 1(a)
Fund	Investments in Securities(b)	Investments in Securities(c)	Investments in Securities	Total Investments	Futures Contracts(d)
Shelton BDC Income Fund	$6,254,188	$—	$70,287	$6,324,475	$—
Shelton Real Estate Income Fund	$5,671,789	$—	$—	$5,671,789	$—
Shelton International Select Equity Fund	$37,830,737	$23,495,401	$—	$61,326,138	$—
Shelton Tactical Credit Fund
Assets	$18,871	$97,879,273	$27,912	$97,926,056	$—
Liabilities	$—	$15,932,583	$—	$15,932,583	$—

(a)	It is the Fund’s policy to recognize transfers between levels on the last day of the fiscal reporting period.
(b)	For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.
(c)	All fixed income securities held in the Funds are Level 2 securities. For a detailed break-out of fixed income securities by type, please refer to the Portfolio of Investments.
(d)	Represents variation margin on the last day of the reporting period.

Level 3 Securities	BDC Income Fund	Shelton Tactical Credit Fund(a)
Beginning Balance	$65,668	$27,912
Net Purchases	—	—
Net Sales	—	—
Total Realized Gain/(Loss)	—	—
Change in Unrealized Appreciation/(Depreciation)	4,619	—
Accrued Interest	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending Balance	$70,287	$27,912

(a)	For the period November 1, 2019 – December 31, 2019.

SCM Trust	Notes to Financial Statements (Continued)	December 31, 2019

	Fair Value as of 12/31/2019	Valuation Techniques	Unobservable Input	Input Values	Impact to valuation from an increase to input
BDC Income Fund
Newstar Financial Inc CVR	$70,287	Estimated recovery proceeds	Expected remaining distributions	$0.70	Increase

Tactical Credit Fund
Amplify Energy Corp Warrant	—	Estimated recovery proceeds	Expected remaining distributions	$0.00	Increase
CHC Group LLC Common Stock	$27,912	Estimated recovery proceeds	Expected remaining distributions	$4.00	Increase

(l)     Disclosure about Derivative Instruments and Hedging Activities — The Fund has adopted enhanced disclosure regarding derivative and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

At December 31, 2019, the number of open future contracts in the Tactical Credit Fund was 125. Only current day’s variation margin is reported as an asset or liability within the statement of assets and liabilities.

The effect of derivative instruments on the Statements of Assets & Liabilities for the year ended December 31, 2019:

Derivatives Not Accounted for as Hedging Instruments	Variation Margin Receivable
Tactical Credit Fund – Fixed Income contracts	$—

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2019:

Derivatives Not Accounted for as Hedging Instruments	Realized Gain/(Loss) on Futures Recognized in Income	Changes in Unrealized Appreciation/ (Depreciation) on Futures Recognized in Income
Tactical Credit Fund – Fixed Income contracts	$(106,533)	$615,273

The previously disclosed derivative instruments outstanding as of December 31, 2019, and their effect on the Statement of Operations for the period November 1, 2019 through December 31, 2019, serve as indicators of the volume of financial derivative activity for the company. The following table indicates the average volume for the period:

Derivatives Not Accounted for as Hedging Instruments	Average Notional Value
Tactical Credit Fund – Fixed Income contracts	$(18,872,695)

NOTE 2 - INVESTMENT MANAGEMENT FEE AND OTHER RELATED PARTY TRANSACTIONS

Shelton provides each Fund with management and administrative services pursuant to investment management and administration servicing agreements.

In accordance with the terms of the management agreement, the Advisor receives compensation at the following annual rates:

Fund	Net Assets
BDC Income Fund	0.90%
Real Estate Income Fund	0.80%
International Select Fund	0.74%
Tactical Credit Fund	1.17	%(a)

(a)

The Tactical Credit Fund pays the Advisor an annual investment advisory fee equal to 1.17% of the Fund’s average daily net assets. Prior to the reorganization into the Fund on June 21, 2019, the Cedar Ridge Unconstrained Credit Fund (the accounting survivor of the reorganization) paid an annual advisory fee equal to 1.00% of the Cedar Ridge Unconstrained Credit Fund’s average daily net assets.

The Advisor contractually agreed to reduce total operating expense to certain Funds of the Trust. This additional contractual reimbursement (excluding certain compliance costs, extraordinary expenses such as litigation or merger and reorganization expenses, for example) is effective until the dates listed below, unless renewed, and is subject to recoupment within three fiscal years following reimbursement. Recoupment is limited to the extent

SCM Trust	Notes to Financial Statements (Continued)	December 31, 2019

the reimbursement does not exceed any applicable expense limit and the effect of the reimbursement is measured after all ordinary operating expenses are calculated; any such reimbursement is subject to the Board of Trustees’ review and approval. Reimbursements from the Advisor to affected Funds, and the voluntary expense limits, for the year ended December 31, 2019 are as follows:

	Voluntary Expense Limitation
Fund	Institutional Shares	Investor Shares	Expiration
BDC Income Fund	1.25%	1.50%	5/1/19 - 5/1/20
Real Estate Income Fund	1.17%	1.42%	5/1/19 - 5/1/20
International Select Fund	0.99%	1.24%	5/1/19 - 5/1/20
Tactical Credit Fund	1.39%	1.64%	5/1/19 - 6/1/21

At December 31, 2019, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Funds that may be reimbursed was $1,373,788. The Advisor may recapture a portion of the above amount no later than the dates as stated below.

Fund	Expires 4/30/20	Expires 10/31/20	Expires 12/31/20	Expires 10/31/21	Expires 12/31/21		Expires 10/31/22	Expires 12/31/22	Total
BDC Income Fund	$—	$—	$81,015	$—	$48,779	*	$—	$58,429	$188,223
Real Estate Income Fund	—	—	113,675	—	47,398	*	—	49,306	210,379
International Select Fund	272,685	—	105,811	—	91,289		—	66,303	536,088
Tactical Credit Fund	—	166,929	—	168,854	—		82,500	20,815	439,098
Total	$272,685	$166,929	$300,501	$168,854	$187,466		$82,500	$194,853	$1,373,788

*	The financial information presented reflects the expense reimbursement by Shelton Capital Management in effect from May 1, 2018 to December 31, 2018.

A Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is contingent upon the Board of Trustees review and approval prior to the time the reimbursement is initiated.

As compensation for administrative duties not covered by the management agreement, Shelton receives an administration fee, which was revised on January 1, 2011. The administration fee is based on assets held, in aggregate, by the SCM Trust and other funds within the same “family” of investment companies managed and administered by Shelton. The fee rates are 0.10% on the first $500 million, 0.08% on the next $500 million, and 0.06% on combined assets over $1 billion. Administration fees are disclosed in the Statement of Operations.

Certain officers and trustees of the Trust are also partners of Shelton. Gregory T. Pusch has served as the Chief Compliance Officer (“CCO”) of the Trust since March 2017. Mr. Pusch is also employed by Shelton, the Advisor and Administrator to the Trust. The Trust is responsible for the portion of his salary allocated to his duties as the CCO of the Trust during his employment, and Shelton is reimbursed by the Trust for this portion of his salary. The level of reimbursement is reviewed and determined by the Board of Trustees at least annually.

The Trust has adopted a Distribution Plan (the “Plan”), as amended July 29, 2017, pursuant to Rule 12b-1 under the Investment Company Act of 1940, whereby the Investor Shares of each Fund pays RFS Partners, the Funds’ distributor (the “Distributor”), an affiliate of Shelton, for expenses that relate to the promotion and distribution of shares. Under the Plan, the Investor Shares of the Funds will pay the Distributor a fee at an annual rate of 0.25%, payable monthly, of the daily net assets attributable to such Fund’s Investor Shares.

For the year ended December 31, 2019 the following were paid:

Fund	Investor Class 12b-1 Fees
BDC Income Fund	$18,575
Real Estate Income Fund	13,887
International Select Fund	14,232
Tactical Credit Fund	12,564	*

*	Period from November 1, 2019 through December 31, 2019.

Management fees, Administration fees, Expense reimbursement from the manager, CCO fees and Trustees fees incurred during the period are included in the Statement of Operations.

NOTE 3 - PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities other than short-term instruments for the period ended December 31, 2019 were as follows:

Fund	Purchases	Sales
BDC Income Fund	$2,891,080	$7,525,941
Real Estate Income Fund	1,840,772	2,346,948
International Select Fund	31,304,987	26,447,577
Tactical Credit Fund	21,171,923	25,736,727

SCM Trust	Notes to Financial Statements (Continued)	December 31, 2019

NOTE 4 - TAX CHARACTER

Reclassifications: Accounting principles generally accepted in the United States of America require certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2019, there was one reclassification for Tactical Credit Fund as a result of the merger with Cedar Ridge. The reclassification was as follows:

	Increase/ (Decrease) Paid-In Capital	Distributable Earnings
Tactical Credit Fund	$3,805,213	$(3,805,213)

Tax Basis of Distributable Earnings: The tax character of distributable earnings at December 31, 2019 was as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carry Forwards	Unrealized Appreciation/ (Depreciation)	Post October and Other Losses	Total Distributable Earnings
BDC Income Fund	$—	$—	$(3,903,296)	$283,968	$—	$(3,619,328)
Real Estate Income Fund	—	—	(18,321)	960,906	(1,350,241)	(407,656)
International Select Fund	62,397	—	(51,542,368)	8,036,301	(104,307)	(43,547,977)
Tactical Credit Fund	525,107	—	(2,774,772)	(3,571,217)	—	(5,820,882)

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to wash sales and PFICs.

Capital Losses: Capital loss carry forwards, as of December 31, 2019, available to offset future capital gains, if any, are as follows:

Expiring	BDC Income Fund	Real Estate Income Fund*	International Select Fund	Tactical Credit Fund**
Long Term with No Expiration	$1,402,358	$—	$47,213,408	$—
Short Term with No Expiration	2,500,938	18,321	4,328,960	2,774,772
Total	$3,903,296	$18,321	$51,542,368	$2,774,772

*	Subject to an annual limitation of $37,999 under §382 of the Code
**	Subject to annual limitation of $561,798 under §382 of The Code through 2023 with $527,580 available in 2024.

Distributions to Shareholders: Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund.

The tax character of distributions paid during the year ended December 31, 2019 are as follows:

Fund	Year	Return of Capital	Ordinary Income	Long-Term Capital Gains(a)	Exempt-Interest Dividends	Total Distributions
BDC Income Fund	December 31, 2018	$—	$1,037,553	$—	$—	$1,037,553
	December 31, 2019	63,262	545,542	—	—	608,804
Real Estate Income Fund	December 31, 2018	112,060	187,569	16,879	—	316,508
	December 31, 2019	31,300	119,906	—	—	151,206
International Select Fund	December 31, 2018	—	439,884	—	—	439,884
	December 31, 2019	—	1,253,877	—	—	1,253,877
Tactical Credit Fund	October 31, 2018	—	329,464	1,928	2,015,746	2,347,138
	October 31, 2019	—	161,752	647,005	2,260,001	3,068,758
	December 31, 2019	—	375,685	—	707,607	1,083,292

(a)	The Funds designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the year ended December 31, 2019.

The tax distributions for the period ended December 31, 2019 differ from book distributions by $723,486 of which $264,188 was included in the book distribution for the year ended October 31, 2019 and $459,292 of income earned by Shelton Tactical Credit Fund prior to the merger date but not included in the book distributions as Cedar Ridge was the accounting survivor (see note 6) of the merger.

The tax distributions for October 31, 2019 differ from the book distributions by $264,188 as that amount was included in the tax distributions post-merger for the period ending December 31, 2019.

A final tax returned for the Cedar Ridge Unconstrained Credit Fund was filed for the period ended June 21, 2019 the date of the merger (see note 6).

NOTE 5 - RECENT ACCOUNTING PRONOUNCEMENTS

In March 2017, the FASB issued ASU 2017-08, Receivables --Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). The amendments in ASU 2017-08 shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. ASU 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Effective, January 1, 2019, the Funds adopted ASU 2017-08 and the adoption did not have a material impact on the Funds’ financial statements.

SCM Trust	Notes to Financial Statements (Continued)	December 31, 2019

NOTE 6 - REORGANIZATIONS

On June 19, 2019, the shareholders of the Cedar Ridge Unconstrained Credit Fund approved the agreement and plan of reorganization providing for the transfer of assets and assumption of liabilities into the Shelton Tactical Credit Fund. Cedar Ridge Unconstrained Credit Fund is the performance and accounting survivor of the reorganization, Shelton Tactical Credit is the legal and tax survivor. The reorganization was effective as of the close of business on June 21, 2019. The following table illustrates the specifics of the Fund’s reorganization:

Shelton Tactical Credit Fund Pre-Reorganization Net Assets	New Shares issued to Shareholders of Shelton Tactical Credit Fund	Cedar Ridge Unconstrained Credit Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$23,813,547(a)	2,227,883	$76,412,507	$100,226,054	Non-taxable

(a)	Includes undistributed net investment income, accumulated realized losses and unrealized appreciation in the amounts of $—, $— and $760,216, respectively, from the merged fund.

As of close of business on June 21, 2019, the classes were converted at the following rates:

Pre-Merger Class	Pre-Merger NAV	Rate	Shares	Dollars	Post-Merger NAV	Post Merger Class
Shelton Tactical Credit – Institutional Class	10.17	0.9514	1,323,638	$14,151,144	10.69	Shelton Tactical Credit – Institutional Class
Shelton Tactical Credit – Investor Class	10.15	0.9499	904,245	$9,662,403	10.69	Shelton Tactical Credit – Investor Class
Cedar Ridge Unconstrained Credit Fund – Institutional Class	10.69	1.0000	6,189,879	$66,176,655	10.69	Shelton Tactical Credit – Institutional Class
Cedar Ridge Unconstrained Credit Fund – Investor Class	10.69	1.0000	957,909	$10,235,852	10.69	Shelton Tactical Credit – Investor Class

NOTE 7 – SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

On October 23, 2019, ICON Advisers, Inc., the investment adviser to ICON Funds, a Massachusetts business trust and open-end investment company (“ICON”), and SCM Trust, entered into a Transaction Agreement whereby they each agreed to recommend to the Board of Trustees of ICON and SCM Trust, respectively, that the ICON International Equity Fund be reorganized with and into the Shelton International Select Equity Fund.

The Reorganization is subject to the approval of shareholders of the ICON International Equity Fund.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
of SCM Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Shelton BDC Income Fund, Shelton Real Estate Income Fund, Shelton International Select Equity Fund, and Shelton Tactical Credit Fund (the “Funds”), each a series of SCM Trust (the “Trust”), including the portfolios of investments, as of December 31, 2019, and the related statements of operations, the statements of changes in net assets, the statement of cash flows and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, the results of their operations and cash flows, the changes in their net assets, and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Constituting SCM Trust	Statement of Operations	Statement of Cash Flows	Statements of Changes in Net Assets	Financial Highlights
Shelton BDC Income Fund	For the year ended December 31, 2019	NA	For each of the two years in the period ended December 31, 2019

For each of the three years in the period ended December 31, 2019, the period April 1, 2016 through December 31, 2016, the year ended March 31, 2016 and the period May 2, 2014 (commencement of operations) through March 31, 2015.

Shelton Real Estate Income Fund	For the year ended December 31, 2019	NA	For each of the two years in the period ended December 31, 2019	For each of the three years in the period ended December 31, 2019, the period April 1, 2016 through December 31, 2016, and each of the two years in the period ended March 31, 2016.
Shelton International Select Equity Fund	For the year ended December 31, 2019	NA	For each of the two years in the period ended December 31, 2019	For each of the two years in the period ended December 31, 2019, the period April 1, 2017 through December 31, 2017 and each of the three years in the period ended April 30, 2017.
Shelton Tactical Credit Fund	For the period November 1, 2019 through December 31, 2019 and the year ended October 31, 2019	For the period November 1, 2019 through December 31, 2019 and the year ended October 31, 2019	For the period November 1, 2019 through December 31, 2019 and each of the two years in the period ended October 31, 2019

For the period November 1, 2019 through December 31, 2019, each of the two years in the period ended October 31, 2019, the period December 1, 2016 through October 31, 2017, each of the two years in the period ended November 30, 2016 and the period December 12, 2013 (commencement of operations) through November 30, 2014

With respect to the Shelton BDC Income Fund Shelton, the financial highlights for the year ended March 31, 2016 and for the period May 2, 2014 (commencement of operations) to March 31, 2015, were audited by other auditors, and in their opinion dated May 31, 2016, they expressed an unqualified opinion on said financial statements. With respect to the Shelton Real Estate Income Fund, the financial highlights for each of the two years in the period ended March 31, 2016 were audited by other auditors, and in their opinion dated May 31, 2016, they expressed an unqualified opinion on said financial statements. With respect to the Shelton International Select Equity Fund, the financial highlights for each of the two years in the period ended April 30, 2016 were audited by other auditors, and in their report dated June 28, 2016, they expressed an unqualified opinion on said financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
of SCM Trust
Page Two

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2011.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers or through other appropriate auditing procedures where replies from brokers were unable to be obtained. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

March 2, 2020

SCM Trust	Additional Information	December 31, 2019

Fund Holdings

The Fund holdings shown in this report are as of December 31, 2019. Holdings are subject to change at any time, so holdings shown in the report may not reflect current Fund holdings. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. The information filed in the form N-PORT also may be obtained by calling (800) 955-9988.

Proxy Voting Policy

The Fund’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the SCM Trust uses to determine how to vote proxies relating to portfolio securities, along with the Fund’s proxy voting record relating to portfolio securities held during the 12-month period ended is available upon request, at no charge, at the phone number below, or on the SEC’s website at www.sec.gov.

About this Report

This report is submitted for the general information of the shareholders of the SCM Trust. It is authorized for distribution only if preceded or accompanied by a current SCM Trust prospectus. Additional copies of the prospectus may be obtained by calling (800) 955-9988 or can be downloaded from the Fund’s website at www.sheltoncap.com. Please read the prospectus carefully before you invest or send money, as it explains the risks, fees and expenses of investing in the Fund.

Board of Trustees and Executive Officers

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and Executive Officers of the Funds:

Name	Address	Year of Birth	Position Held with the Trust	Length of Time Served
Stephen C. Rogers	1875 Lawrence Street, Suite 300 Denver, CO 80202	1966	Chairman of the Board, Trustee, President	Since August, 1999 Since August 1999 Since August 1999
Kevin T. Kogler	1875 Lawrence Street, Suite 300 Denver, CO 80202	1966	Trustee	Since May 2006
Marco L. Quazzo	1875 Lawrence Street, Suite 300 Denver, CO 80202	1962	Trustee	Since August 2014
Stephen H. Sutro	1875 Lawrence Street, Suite 300 Denver, CO 80202	1969	Trustee	Since May 2006
William P. Mock	1875 Lawrence Street, Suite 300 Denver, CO 80202	1966	Treasurer	Since February 2010
Gregory T. Pusch	1875 Lawrence Street, Suite 300 Denver, CO 80202	1966	Chief Compliance Officer, Secretary	Since March 2017

Each Trustee oversees the Trust’s four Funds. The principal occupations of the Trustees and Executive Officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Stephen C. Rogers*	Chief Executive Officer, Shelton Capital Management, 1999 to present.
Kevin T. Kogler	President & Founder of MicroBiz, LLC, 2012 to present; Principal, Robertson Piper Software Group, 2006 to 2012; Senior Vice President, Investment Banking, Friedman, Billings Ramsey, 2003 to 2006.
Marco L. Quazzo	Principal, Bartko Zankel Bunzel & Miller, March 2015-Present; Partner, Barg Coffin Lewis & Trapp LLP (law firm), 2008 to March 2015.
Stephen H. Sutro	Managing Partner, Duane Morris, LLP (law firm) 2014 to present; Partner, Duane Morris LLP (law firm), 2003 to present.
William P. Mock	Portfolio Manager, Shelton Capital Management, 2010 to present.
Gregory T. Pusch	Principal Occupations Past five years: Global Head of Risk & Compliance, Matthews Asia 2015-2016; Head of Legal & Regulatory Compliance / CCO, HarbourVest Partners 2012-2015.

Additional information about the Trustees may be found in the SAI, which is available without charge by calling (800) 955-9988.

*

Trustee deemed to be an “interested person” of the Trust, as defined in the Investment Company Act of 1940. Mr. Rogers is an interested person because he is the CEO of Shelton Capital Management, the Trust’s Advisor and Administrator.

ITEM 2. CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.
(c)	Not applicable
(d)	Not applicable
(e)	Not applicable
(f)	A copy of its code of ethics that applies to its principal executive officer and principal financial and accounting officer. A copy of the code of ethics is available upon request, at no charge, at 1(800) 955-9988.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	As of the end of the Reporting Period, Registrant does not have a named audit committee financial expert serving on its audit committee.
(a)(2)	Not applicable
(a)(3)	Since April 2011, no single independent trustee meets the criteria of "audit committee financial expert". The Board has determined that the collective skills of the audit committee members are sufficient to satisfy the requirements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d)

The following table presents the aggregate fees billed to the registrant for fiscal years ended December 31, 2018 and December 31, 2019 for professional services rendered for the audit of the annual financial statements or services provided by the accountant in connection with statutory and regulatory filings or engagements for each of the fiscal years.

	12/31/18	12/31/19
Audit Fees	$59,000	$52,500
Audit-Related Fees	0	0
Tax Fees *	12,000	12,000
All Other Fees	0	0
Total	$71,000	$64,500

*	Tax Fees consist of the aggregate fees billed for professional services rendered to the registrant by the principal accountant for tax compliance, tax advice, and tax planning and specifically include fees for review or preparation of U.S. federal, state, local and excise tax returns; U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and tax advice regarding tax qualification.

(e)(1)	In accordance with the Audit Committee Charter, the Audit Committee shall pre-approve the engagement of the auditor, including the fees to be paid to the auditor, to provide any audit or non-audit services to the registrant and any non-audit services to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant. The Chairman of the Audit Committee may pre-approve certain services to be provided by the auditor to the registrant. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(e) (2)	All of the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the audit committee.
(f)	N/A
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, for each of the fiscal years ended December 31, 2018 and December 31, 2019 are $6,750 and $7,000, respectively.
(h)	N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee, established in accordance with Section 3(a) (58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members are: Kevin T. Kogler (Chairman), Stephen H. Sutro, and Marco L. Quazzo.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Registrant converted from a closed-end to an open-end management investment company in October 2011.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Registrant converted from a closed-end to an open-end management investment company in October 2011.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Registrant has converted from a closed-end to an open-end management investment company in October 2011.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's board of trustees since the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half- year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-ENDED MANAGEMENT INVESTMENT COMPANIES

Not applicable. Registrant converted from a closed-end to an open-end management investment company in October 2011.

ITEM 13. EXHIBITS.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002, as amended (“SOX”).
(b)	Certifications required by Rule 30a-2(b) under the 1940 Act, Section 906 of SOX, Rule 13a-14(b) under the Exchange Act, and Section 1350 of Chapter 63 of Title 18 of the United States Code.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCM Trust

By	/s/ Stephen C. Rogers
Stephen C. Rogers, Chairman
Date: March 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stephen C. Rogers
Stephen C. Rogers, Chairman
Date: March 2, 2020

By	/s/ William P. Mock
William P. Mock, Treasurer
Date: March 2, 2020